SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[X]    Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      Fidelity Investment Trust

            Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:




FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY FRANCE FUND
FIDELITY GERMANY FUND
FIDELITY HONG KONG AND CHINA FUND
FIDELITY INTERNATIONAL VALUE FUND
FIDELITY JAPAN FUND
FIDELITY JAPAN SMALL COMPANIES FUND
FIDELITY LATIN AMERICA FUND
FIDELITY NORDIC FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY UNITED KINGDOM FUND
 FUNDS OF
FIDELITY INVESTMENT TRUST

82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:

 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity Diversified International Fund, Fidelity Europe
Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund,
Fidelity Hong Kong and China Fund, Fidelity International Value Fund,
Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin
America Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund, and
Fidelity United Kingdom Fund (the funds), will be held at the office of
Fidelity Investment Trust (the trust), 82 Devonshire Street, Boston,
Massachusetts 02109 on Wednesday, September 17, 1997, at 9:45 a.m. Eastern
time. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
1. To elect a Board of Trustees.
2. To ratify the selection of Coopers & Lybrand L.L.P. and Price Waterhouse
LLP as independent accountants of the trust.
3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
6. To adopt a new fundamental investment policy for Fidelity Diversified
International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity
Japan Fund, Fidelity Latin America Fund and Fidelity Southeast Asia Fund to
permit these  funds to invest all of their assets in another open-end investment company with substantially the same investment objective and policies.
7. To approve an amended management contract for Fidelity Diversified
International Fund.
8. To approve an amended management contract for Fidelity International
Value     Fund.
9.  To approve an amended management contract for Fidelity Europe Capital
Appreciation Fund.
10.  To approve an amended management contract for Fidelity Japan Fund.
11. To approve an amended management contract for Fidelity Southeast Asia
Fund.
12. To approve an amended management contract for Fidelity Latin America
Fund.
13. To approve an amended management contract for Fidelity France Fund,
Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan
Small Companies Fund, Fidelity Nordic Fund and Fidelity United Kingdom
Fund.
14. To approve a new Sub-Advisory Agreement with Fidelity Investments Japan
Ltd. for Fidelity Diversified International Fund.
15.  To approve a Distribution and Service Plan pursuant to Rule 12b-1 for
Fidelity Diversified International Fund and Fidelity International Value
Fund.
16. To amend Fidelity Diversified International Fund's, Fidelity Europe
Capital Appreciation Fund's, Fidelity International Value Fund's, Fidelity
Japan Fund's, Fidelity Latin America Fund's and Fidelity Southeast Asia
Fund's fundamental investment limitation concerning diversification to exclude securities of other investment companies from the limitation.
 The Board of Trustees has fixed the close of business on July 21, 1997 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

  By order of the Board of Trustees,
  ARTHUR S. LORING, Secretary
July 21, 1997


YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER
WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN
THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN
MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR
HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing.
This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INVESTMENT TRUST:
FIDELITY DIVERSIFIED INTERNATIONAL FUND
FIDELITY EUROPE CAPITAL APPRECIATION FUND
FIDELITY FRANCE FUND
FIDELITY GERMANY FUND
FIDELITY HONG KONG AND CHINA FUND
FIDELITY INTERNATIONAL VALUE FUND
FIDELITY JAPAN FUND
FIDELITY JAPAN SMALL COMPANIES FUND
FIDELITY LATIN AMERICA FUND
FIDELITY NORDIC FUND
FIDELITY SOUTHEAST ASIA FUND
FIDELITY UNITED KINGDOM FUND
TO BE HELD ON SEPTEMBER 17, 1997

 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity
Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Diversified International Fund, Fidelity Europe
Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund,
Fidelity Hong Kong and China Fund, Fidelity International Value Fund,
Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin
America Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund, and
Fidelity United Kingdom Fund (the funds) and at any adjournments thereof
(the Meeting), to be held on September 17, 1997 at 9:45 a.m. at 82
Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the funds' investment adviser. Shareholders of the trust's other funds Fidelity
Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity
Global Bond Fund, Fidelity International Growth and Income Fund, Fidelity
New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin
Fund and Fidelity Worldwide Fund will also participate in the Meeting and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the trust and/or by the shareholders of those funds.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about July 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, Management
Information Services Corp. (MIS) and D.F. King & Co. may be paid on a per-call basis to solicit shareholders on behalf of the funds at an anticipated cost of approximately $30,000 (Fidelity Diversified
International), $18,000 (Fidelity Europe Capital Appreciation), $2,000
(Fidelity France Fund), $2,000 (Fidelity Germany Fund),$13,000 ( Fidelity
Hong Kong and China Fund), $12,000 (Fidelity International Value Fund),
$16,000 (Fidelity Japan Fund), $6,000 (Fidelity Japan Small Companies
Fund), $17,000 (Fidelity Latin America Fund), $6,000 (Fidelity Nordic
Fund), $14,000 (Fidelity Southeast Asia Fund), and $2,000 (Fidelity United
Kingdom Fund), respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors
Corporation (FDC), the funds' principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity
Management & Research (Far East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity
Investments Japan Ltd. (FIJ), subadviser to Fidelity  Hong Kong and China
Fund, International Value Fund, Japan Fund, Japan Small Companies Fund and
Southeast Asia Fund, is located at Shiroyama JT Mori Building, 4-3-1
Toranomon, Minato-ku, Tokyo 105, Japan. Fidelity International Investment
Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19,
Bermuda, and Fidelity International Investment Advisors (U.K.) Limited
(FIIAL (U.K.)), located at 130 Tonbridge Road, Hildenborough, Kent,
TN119DZ, England, are also subadvisers to the funds.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King
& Co. may be paid on a per call basis for vote-by-phone solicitations on behalf of the funds at an anticipated cost of approximately $9,000
(Fidelity Diversified International), $4,000 (Fidelity Europe Capital
Appreciation), $500 (Fidelity France Fund), $500 (Fidelity Germany
Fund),$3,000 ( Fidelity Hong Kong and China Fund), $3,000 (Fidelity
International Value Fund), $4,000 (Fidelity Japan Fund), $1,000 (Fidelity
Japan Small Companies Fund), $5,000 (Fidelity Latin America Fund), $1,000
(Fidelity Nordic Fund), $4,000 (Fidelity Southeast Asia Fund), and $500
(Fidelity United Kingdom Fund), respectively. The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.
When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each fund of the trust issued and outstanding as of May 31, 1997 are indicated in the following table:

 Fidelity Canada
 Fidelity Diversified International
 Fidelity Emerging Markets
 Fidelity Europe Capital Appreciation
 Fidelity Europe
 Fidelity France
 Fidelity Germany
 Fidelity Global Bond
 Fidelity Hong Kong and China
 Fidelity International Growth and Income
 Fidelity International Value
 Fidelity Japan
 Fidelity Japan Small Companies
 Fidelity Latin America
 Fidelity New Markets Income
 Fidelity Nordic
 Fidelity Overseas
 Fidelity Pacific Basin
 Fidelity Southeast Asia
 Fidelity United Kingdom
 Fidelity Worldwide
 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of the funds on May 31, 1997 was as follows: __,__,__.
To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.
  Shareholders of record at the close of business on July 21, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
OCTOBER 31, 1997 CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS
CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT
TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE
AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF
BOTH THE TRUST AND OF EACH FUND OF THE TRUST  AND, IN THE CASE OF PROPOSALS
4 AND 5 A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE ENTIRE
TRUST. APPROVAL OF PROPOSALS 6 THROUGH 16 REQUIRES THE AFFIRMATIVE VOTE OF
A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE APPROPRIATE FUNDS.
UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A
"MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE
OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE
MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE
OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR (B)
MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE
NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
The following tables summarize the proposals applicable to each fund.
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Proposal #   Proposal Description                 Applicable Funds

 1.          To elect as Trustees the 12          All
             nominees presented in
             proposal 1.

 2.          To ratify the selection of           All
             Coopers & Lybrand L.L.P.
             and Price Waterhouse LLP
             as independent accountants
             of the trust.

 3.          To amend the Declaration of          All
             Trust to provide voting rights
             based on a shareholder's
             total dollar investment in a
             fund, rather than on the
             number of shares owned.

 4.          To amend the Declaration of          All
             Trust to eliminate the
             requirement that
             shareholders be notified in
             the event of an appointment
             of a trustee within three
             months of the appointment.

 5.          To amend the Declaration of          All
             Trust to clarify that the
             Trustees may authorize the
             investment of all of a fund's
             assets in another open-end
             investment company with
             substantially the same
             investment objective and
             policies.

 6.          To adopt a new fundamental           Fidelity Diversified
             investment policy for the fund       International Fund, Fidelity
             that would permit it to invest       Europe Capital
             all of its assets in another         Appreciation Fund, Fidelity
             open-end investment                  Japan Fund, Fidelity Latin
             company managed by FMR               America Fund and Fidelity
             or an affiliate with                 Southeast Asia Fund
             substantially the same
             investment objective and
             policies.

 7           To approve an amended                Fidelity Diversified
             management contract for the          International Fund
             fund that would reduce the
             management fee payable to
             FMR by the fund as FMR's
             assets under management
             increase and would modify
             the performance adjustment
             calculation to calculate the
             fund's investment
             performance and that of its
             comparative index to the
             nearest 0.01%.

 8           To approve an amended                Fidelity International Value
             management contract for the          Fund
             fund that would reduce the
             management fee payable to
             FMR by the fund as FMR's
             assets under management
             increase and would modify
             the performance adjustment
             calculation to calculate the
             fund's investment
             performance and that of its
             comparative index to the
             nearest 0.01%.

 9           To approve an amended                Fidelity Europe Capital
             management contract for the          Appreciation Fund
             fund that would reduce the
             management fee payable to
             FMR by the fund as FMR's
             assets under management
             increase and would modify
             the performance adjustment
             calculation to calculate the
             fund's investment
             performance and that of its
             comparative index to the
             nearest 0.01%.

 10          To approve an amended                Fidelity Japan Fund
             management contract for the
             fund that would reduce the
             management fee payable to
             FMR by the fund as FMR's
             assets under management
             increase and would modify
             the performance adjustment
             calculation to calculate the
             fund's investment
             performance and that of its
             comparative index to the
             nearest 0.01%.

 11          To approve an amended                Fidelity Southeast Asia
             management contract for the          Fund
             fund that would reduce the
             management fee payable to
             FMR by the fund as FMR's
             assets under management
             increase and would modify
             the performance adjustment
             calculation to calculate the
             fund's investment
             performance and that of its
             comparative index to the
             nearest 0.01%.

 12          To approve an amended                Fidelity Latin America Fund
             management contract for the
             fund that would reduce the
             management fee payable to
             FMR by the fund as FMR's
             assets under management
             increase.

 13          To approve an amended                Fidelity France Fund,
             management contract for the          Fidelity Germany Fund,
             fund that would reduce the           Fidelity Hong Kong and
             management fee payable to            China Fund, Fidelity Japan
             FMR by the fund as FMR's             Small Companies Fund,
             assets under management              Fidelity Nordic Fund and
             increase.                            Fidelity United Kingdom
                                                  Fund

 14          To approve a new                     Fidelity Diversified
             sub-advisory agreement with          International Fund
             Fidelity Investments Japan
             Ltd. to provide investment
             advice and research services
             or investment management
             services.

 15          To approve a Distribution and        Fidelity Diversified
             Service Plan for the fund            International Fund and
             which describes all material         Fidelity International Value
             aspects of the proposed              Fund
             financing for the distribution
             of fund shares.

 16          DIVERSIFICATION: To amend            Fidelity Diversified
             the diversification limitation to    International Fund, Fidelity
             exclude "securities of other         Europe Capital
             investment companies" from           Appreciation Fund, Fidelity
             issuer diversification limits.       International Value Fund,
                                                  Fidelity Japan Fund,
                                                  Fidelity Latin America Fund
                                                  and Fidelity Southeast Asia
                                                  Fund

1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Investment Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 All nominees named below are currently Trustees of Fidelity Investment Trust and have served in that capacity continuously since originally elected or appointed. Phyllis Burke Davis, Robert M. Gates, Marvin L. Mann, and William O. McCoy, were selected by the trust's Nominating and Administration Committee (see page 19 ) and were appointed to the Board in December 1992, March 1997, October 1993, and January 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates and William O.McCoy, each of the nominees is currently a Trustee or General Partner, as the case may be, of 62 Trusts advised by FMR. Mr. Gates and Mr. McCoy are currently Trustees or General Partners, as the case may be, of 47 Trusts advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.
Nominee               Principal Occupation **                  Year of
(Age)                                                          Election or
                                                               Appointmen
                                                               t

*J. Gary Burkhead     Senior Vice President, President         1986
 (56)                 and a Director of FMR Texas Inc.,
                      Fidelity Management & Research
                      (U.K.) Inc., and Fidelity
                      Management & Research (Far
                      East) Inc. and Fidelity
                      Investments Institutional Services
                      Company, Inc.

Ralph F. Cox          Management consultant (1994).            1991
 (65)                 Prior to February 1994, he was
                      President of Greenhill Petroleum
                      Corporation (petroleum
                      exploration and production). Until
                      March 1990, Mr. Cox was
                      President and Chief Operating
                      Officer of Union Pacific
                      Resources Company (exploration
                      and production). He is a Director
                      of Sanifill Corporation
                      (non-hazardous waste, 1993),
                      CH2M Hill Companies
                      (engineering), Rio Grande, Inc.
                      (oil and gas production), and
                      Daniel Industries (petroleum
                      measurement equipment
                      manufacturer). In addition, he is a
                      member of advisory boards of
                      Texas A&M University and the
                      University of Texas at Austin.

Phyllis Burke Davis   Prior to her retirement in               1992
 (65)                 September 1991, Mrs. Davis was
                      the Senior Vice President of
                      Corporate Affairs of Avon
                      Products, Inc. She is currently a
                      Director of BellSouth Corporation
                      (telecommunications), Eaton
                      Corporation (manufacturing,
                      1991), and the TJX Companies,
                      Inc. (retail stores), and previously
                      served as a Director of Hallmark
                      Cards, Inc. (1985-1991) and
                      Nabisco Brands, Inc. In addition,
                      she is a member of the
                      President's Advisory Council of
                      The University of Vermont School
                      of Business Administration.

Robert M. Gates       Consultant, author, and lecturer         1997
 (53)                 (1993). Mr. Gates was Director of
                      the Central Intelligence Agency
                      (CIA) from 1991 - 1993. From
                      1989 to 1991, Mr. Gates served
                      as Assistant to the President of
                      the United States and Deputy
                      National Security Advisor. Mr.
                      Gates is currently a Trustee for
                      the Forum For International
                      Policy, a Board Member for the
                      Virginia Neurological Institute, and
                      a Senior Advisor of the Harvard
                      Journal of World Affairs. In
                      addition, Mr. Gates also serves as
                      a member of the corporate board
                      for Lucas Varity PLC (automotive
                      components and diesel engines),
                      Charles Stark Draper Laboratory
                      (non-profit), NACCO Industries,
                      Inc. (mining and manufacturing),
                      and TRW Inc. (original equipment
                      and replacement products).

*Edward C. Johnson    President, is Chairman, Chief            1968
3d                    Executive Officer and a Director
 (67)                 of FMR Corp.; a Director and
                      Chairman of the Board and of the
                      Executive Committee of FMR;
                      Chairman and a Director of FMR
                      Texas Inc., Fidelity Management
                      & Research (U.K.) Inc., and
                      Fidelity Management & Research
                      (Far East) Inc.

E. Bradley Jones      Prior to his retirement in 1984,         1990
 (69)                 Mr. Jones was Chairman and
                      Chief Executive Officer of LTV
                      Steel Company. He is a Director
                      of TRW Inc. (original equipment
                      and replacement products),
                      Cleveland-Cliffs Inc (mining),
                      Consolidated Rail Corporation,
                      Birmingham Steel Corporation,
                      and RPM, Inc. (manufacturer of
                      chemical products), and he
                      previously served as a Director of
                      NACCO Industries, Inc. (mining
                      and manufacturing, 1985-1995)
                      and Hyster-Yale Materials
                      Handling, Inc. (1985-1995). In
                      addition, he serves as a Trustee
                      of First Union Real Estate
                      Investments, a Trustee and
                      member of the Executive
                      Committee of the Cleveland Clinic
                      Foundation, a Trustee and
                      member of the Executive
                      Committee of University School
                      (Cleveland), and a Trustee of
                      Cleveland Clinic Florida.

Donald J. Kirk        Executive-in-Residence (1995) at         1987
 (64)                 Columbia University Graduate
                      School of Business and a
                      financial consultant. From 1987 to
                      January 1995, Mr. Kirk was a
                      Professor at Columbia University
                      Graduate School of Business.
                      Prior to 1987, he was Chairman
                      of the Financial Accounting
                      Standards Board. Mr. Kirk is a
                      Director of General Re
                      Corporation (reinsurance), and he
                      previously served as a Director of
                      Valuation Research Corp.
                      (appraisals and valuations,
                      1993-1995). In addition, he
                      serves as Chairman of the Board
                      of Directors of the National Arts
                      Stabilization Fund, Chairman of
                      the Board of Trustees of the
                      Greenwich Hospital Association,
                      a Member of the Public Oversight
                      Board of the American Institute of
                      Certified Public Accountants' SEC
                      Practice Section (1995), and as a
                      Public Governor of the National
                      Association of Securities Dealers,
                      Inc. (1996).

*Peter S. Lynch       Vice Chairman and Director of            1990
 (54)                 FMR (1992). Prior to May 31,
                      1990, he was a Director of FMR
                      and Executive Vice President of
                      FMR (a position he held until
                      March 31, 1991); Vice President
                      of Fidelity Magellan Fund and
                      FMR Growth Group Leader; and
                      Managing Director of FMR Corp.
                      Mr. Lynch was also Vice
                      President of Fidelity Investments
                      Corporate Services (1991-1992).
                      He is a Director of W.R. Grace &
                      Co. (chemicals) and Morrison
                      Knudsen Corporation
                      (engineering and construction). In
                      addition, he serves as a Trustee
                      of Boston College, Massachusetts
                      Eye & Ear Infirmary, Historic
                      Deerfield (1989) and Society for
                      the Preservation of New England
                      Antiquities, and as an Overseer of
                      the Museum of Fine Arts of
                      Boston.

William O. McCoy      Vice President of Finance for the        1997
 (63)                 University of North Carolina
                      (16-school system, 1995). Prior to
                      his retirement in December 1994,
                      Mr. McCoy was Vice Chairman of
                      the Board of BellSouth
                      Corporation (telecommunications)
                      and President of BellSouth
                      Enterprises. He is currently a
                      Director of Liberty Corporation
                      (holding company), Weeks
                      Corporation of Atlanta (real
                      estate, 1994), and Carolina
                      Power and Light Company
                      (electric utility, 1996). Previously,
                      he was a Director of First
                      American Corporation (bank
                      holding company, 1979-1996). In
                      addition, Mr. McCoy serves as a
                      member of the Board of Visitors
                      for the University of North
                      Carolina at Chapel Hill (1994) and
                      for the Kenan Flager Business
                      School (University of North
                      Carolina at Chapel Hill).

Gerald C. McDonough   Chairman of G.M. Management              1989
 (68)                 Group (strategic advisory services).
                      Prior to his retirement in July 1988,
                      he was Chairman and Chief
                      Executive Officer of Leaseway
                      Transportation Corp. (physical
                      distribution services). Mr.
                      McDonough is a Director of
                      Brush-Wellman Inc. (metal
                      refining), York International Corp.
                      (air conditioning and refrigeration),
                      Commercial Intertech Corp.
                      (hydraulic systems, building
                      systems, and metal products,
                      1992), CUNO, Inc. (liquid and gas
                      filtration products, 1996), and
                      Associated Estates Realty
                      Corporation (a real estate
                      investment trust, 1993).
                      Mr. McDonough served as a
                      Director of ACME-Cleveland Corp.
                      (metal working,
                      telecommunications, and electronic
                      products) from 1987-1996.

Marvin L. Mann        Chairman of the Board, President,        1993
 (64)                 and Chief Executive Officer of
                      Lexmark International, Inc. (office
                      machines, 1991). Prior to 1991,
                      he held the positions of Vice
                      President of International
                      Business Machines Corporation
                      ("IBM") and President and
                      General Manager of various IBM
                      divisions and subsidiaries.
                      Mr. Mann is a Director of M.A.
                      Hanna Company (chemicals,
                      1993) and Infomart (marketing
                      services, 1991), a Trammell Crow
                      Co. In addition, he serves as the
                      Campaign Vice Chairman of the
                      Tri-State United Way (1993) and
                      is a member of the University of
                      Alabama President's Cabinet.

Thomas R. Williams    President of The Wales Group, Inc.       1989
 (68)                 (management and financial
                      advisory services). Prior to retiring
                      in 1987, Mr. Williams served as
                      Chairman of the Board of First
                      Wachovia Corporation (bank
                      holding company), and Chairman
                      and Chief Executive Officer of The
                      First National Bank of Atlanta and
                      First Atlanta Corporation (bank
                      holding company). He is currently a
                      Director of BellSouth Corporation
                      (telecommunications), ConAgra,
                      Inc. (agricultural products), Fisher
                      Business Systems, Inc. (computer
                      software), Georgia Power
                      Company (electric utility), Gerber
                      Alley & Associates, Inc. (computer
                      software), National Life Insurance
                      Company of Vermont, American
                      Software, Inc., and AppleSouth,
                      Inc. (restaurants, 1992).

_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of    May 31    , 1997 the nominees and officers of the trust owned, in
the aggregate, less than 1% of any of the funds' outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended October 31, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates, McCoy and Mrs. Davis are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended October 31, 1996 the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones and Williams . The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as the administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended October 31, 1996, the Committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 1The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended October 31, 1996 or calendar year ended December 31, 1996, as applicable.
COMPENSATION TABLE

AGGREG          J. Gary      Ralp    Phyl    Rich    Edward     E.      Don     Peter    Willi   Gerald    Edw     Mar     Tho
ATE             Burkhead**   h F.    lis     ard     C.         Brad    ald     S.       am      C.        ard     vin     mas
COMPEN                       Cox     Bur     J.      Johnson    ley     J.      Lynch    O.      McDo      H.      L.      R.
SATION                               ke      Flyn    3d**       Jone    Kirk    **       Mc      nough     Mal     Man     Willi
FROM A                               Dav     n                  s                        Coy               one     n       ams
FUND                                 is      ***                                         ***               ***
                                                                                         **

Fund            $            $       $       $       $          $       $       $        $       $         $       $       $
Name in
Text 1 [B,]
C[, +]

Fund
Name in
Text 2 [B,]
D[, +]

Fund
Name in
Text  3 [B,]
E[, +]

Fund
Name in
Text 4 [B,]
F[,+]

TOTAL                $0      $137,   $134,   $168,       $0     $134,   $136,       $0   $85,3   $136,2    $136,   $134,   $136,
COMPEN                       000     700     000                700     200              33      00        200     700     200
SATION
FROM
THE
FUND
COMPLE
X*, A


* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the funds are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** During the period from May 1, 1996 to December 31, 1996, William O. McCoy served as a member of the Advisory Board of the trust.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $, Phyllis Burke Davis, $, Richard J. Flynn, $, Robert M. Gates $, E. Bradley Jones, $, Donald J. Kirk, $, William O. McCoy, $, Gerald C. McDonough, $, Edward
H. Malone, $,Marvin L. Mann, $ and Thomas R. Williams, $.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.

2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AND PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firms of Coopers & Lybrand L.L.P. and Price Waterhouse LLP have been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Coopers & Lybrand L.L.P. has been selected to serve as the independent accountant for Fidelity Canada Fund, Fidelity Diversified International Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund,Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund and Fidelity Worldwide Fund and Price Waterhouse LLP has been selected to serve as the independent accountant for Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong & China Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity New Markets Income Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund, and Fidelity United Kingdom Fund. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. and Price Waterhouse LLP have advised the trust that each has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. and Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article VII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong & China Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund and Fidelity United Kingdom Fund are funds of Fidelity Investment Trust, an open-end management investment company organized as a Massachusetts business trust; there are 9 other funds in the trust. The other funds in the trust are Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Bond Fund, Fidelity International Growth & Income Fund, Fidelity New Markets Income Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, and Fidelity Worldwide Fund. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Investment Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows each fund's net asset value.

INSTRUCTIONS: IF THE TRUST IS A MULTIPLE SERIES, INCLUDE ALL FUNDS IN THE TABLE. IN THE PARAGRAPH BELOW THE TABLE, USE THE LOWEST NAV FUND (IF POSSIBLE, A MONEY MARKET) AND THE HIGHEST NAV FUND IN THE EXAMPLE.
Fund                                  Net Asset Value    $1,000
                                      as of May 31,      investment in
                                      1997               terms of shares
                                                         on May 31, 1997

Fidelity Diversified International    $
Fund

Europe Capital Apprection Fund        $

Fidelity France Fund                  $

Fidelity Germany Fund                 $

Fidelity Hong Kong and China Fund     $

Fidelity International Value Fund     $

Fidelity Japan Fund                   $

Fidelity Japan Small Companies        $
Fund

Fidelity Latin America Fund           $

Fidelity Nordic Fund                  $

Fidelity Southeast Asia Fund          $

Fidelity United Kingdom Fund          $

 For example, FUND NAME II shareholders would have approximately ______% greater voting power than FUND NAME I shareholders because at current NAVs, a $1,000 investment in FUND NAME II would equal ___ shares whereas a $1,000 investment in FUND NAME I would equal _____ shares. Accordingly, a one share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.

 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.

 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] ((A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. The current Declaration of Trust also requires shareholder notification within three months of such an appointment.
 The Trustees recommend that shareholders of the trust vote to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
TRUSTEES

RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of trust, the Declaration of Trust will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, Fidelity Diversified International Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, Fidelity Latin America Fund's and Fidelity Southeast Asia Fund's policies do not allow for such investments. Proposal 6 on page __ seeks the approval of those funds' shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Master Feeder Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an equity fund with low minimums designed for retail investors. This structure allows several Feeder Funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one Master Fund instead of managing them separately. The Feeder Funds combine their investments by investing all of their assets in one Master Fund. (Each Feeder Fund invested in a single Master Fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other Feeder Funds in the Master Feeder Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Master Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Master Feeder Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Master Feeder Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 (((t ) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"))
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amendment will become effective upon shareholder approval. If the proposal is not approved by the shareholders of the trust, the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR FIDELITY DIVERSIFIED INTERNATIONAL FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY JAPAN FUND, FIDELITY LATIN AMERICA FUND AND FIDELITY SOUTHEAST ASIA FUND TO PERMIT THESE FUNDS TO INVEST ALL OF THEIR ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Latin America Fund and Fidelity Southeast Asia Fund approve, the adoption of a new fundamental investment policy that would permit these funds to invest all of their assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. In order to implement a Master Feeder Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal (5) proposes to amend the Declaration of Trust to allow the Trustees to authorize the conversion to a Master Feeder Fund Structure when permitted by each fund's policies. This proposal would add a fundamental policy for these funds that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Latin America Fund and Fidelity Southeast Asia Fund should invest in a Master Fund, the Trustees believe it could be in the best interests of these funds to adopt such a structure at a future date.
 At present, certain of Fidelity Diversified International Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, Fidelity Latin America Fund's and Fidelity Southeast Asia Fund's fundamental investment policies and limitations would prevent these funds from investing all of their assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit these funds' assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of these funds and their shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse consequences to these funds. Approval of Proposal (5) provides the Trustees with explicit authority to approve a Master Feeder Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Latin America Fund and Fidelity Southeast Asia Fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or successor. These policies include Fidelity Diversified International Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, Fidelity Latin America Fund's and Fidelity Southeast Asia Fund's limitations on concentration, diversification and underwriting.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Fidelity Diversified International Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, Fidelity Latin America Fund's and Fidelity Southeast Asia Fund's methods of operation and shareholder services would not be materially affected by their investment in a Master Fund, except that the assets of these funds would be managed as part of a larger pool. Were these funds to invest all of their assets in a Master Fund, they would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas, Inc. in the case of a money market fund. The Trustees would retain the right to withdraw Fidelity Diversified International Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, Fidelity Latin America Fund's and Fidelity Southeast Asia Fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for these funds. The funds would then resume investing directly in individual securities as they do currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing Fidelity Diversified International Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity Japan Fund's, Fidelity Latin America Fund's and Fidelity Southeast Asia Fund's assets in a Master Fund only if they determine that pooling is in the best interests of these funds and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the funds or their shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to these funds may be reduced. If a fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Master Fund at a future date, the Trustees recommend that Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity Japan Fund, Fidelity Latin America Fund and Fidelity Southeast Asia Fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for these funds which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit these funds and their shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the changes will become effective when the disclosure is updated to reflect the changes. If the proposal is not approved by the shareholders of a fund, that fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.

7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY DIVERSIFIED INTERNATIONAL FUND.
    The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments discussed below) was 0.7533%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFA) Index/GDP Weighted (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management ($__ billion as of May 1997), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 1996, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was 0.8463% of the fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0078% compared to the rate FMR was entitled to receive under the Present Contract (0.8541%).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have [increased/decreased] the management fee rate for the fiscal year ended October 31, 1996 by 0.__% of the Fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended October 31, 1996, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.__% [increase/reduction in the total management fee] or [the Group fee reductions would have [slightly] offset the changes to the Performance Adjustment resulting in a __% increase in the total management fee]. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
 PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated October 1, 1992 which was approved by shareholders on September 16, 1992. (For information on FMR, see the section entitled "Activities and Management of FMR," on page __.) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit __ on page __. Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page __.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 10 new, lower breakpoints applicable when group assets are above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page __.)
DIVERSIFIED INTERNATIONAL
GROUP FEE BREAKPOINTS


   Average Group          Present          Group                Amended
   Assets                 Contract          Assets               Contract
   ($ billions)                             ($ billions)

   Over 174                .3000%            174-210               .3000%

                                             210-246               .2950%

                                             246-282               .2900%

                                             282-318               .2850%

                                             318-354               .2800%

                                             354-390               .2750%

                                             390-426               .2700%

                                             426-462               .2650%

                                             462-498               .2600%

                                             498-534               .2550%

                                             Over 534              .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page
__.)
   GROUP FEE RATES
Group                Present          Amended
   Assets            Contract          Contract
   ($ billions)

   150                   .3371%            .3371%

   200                   .3284%            .3284%

   250                   .3227%            .3219%

   300                   .3190%            .3163%

   350                   .3162%            .3113%

   400                   .3142%            .3067%

   450                   .3126%            .3024%

   500                   .3114%            .2982%

   550                   .3103%            .2942%

    FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1993, 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for May 1997 were approximately $__ billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD.     The annual
   Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between [0.__% and (0.__)%] as a percentage of the fund's average net assets for the year. The aggregate impact during fiscal 1996 was a 0.__% [increase/decline] in the management fee.
     COMPARISON OF MANAGEMENT FEES.    The following table compares the
fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

                     Present Contract                         Amended                             Difference
                                                              Contract

                     $                         %              $                  %                $                   %

   Basic Fee         3,642,57                  .7611          3,605,49           0.7533           (37,078)            (.0078)
                     6                                        8

   Performa          445,161                   .0930           459,727           0.0961           14,566              .0031
   nce
   Adjustme
   nt

   Total             4,087,73                  .8541           4,065,22          0.8494           (22,512)            (.0047)
   Managem           7                                        5
   ent Fee


    The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES     (as a percentage of average net assets)
                                  Present Contract          Amended
                                                            Contract

   Management Fee                  %                        0.85 %

   Other Expenses                 0.44 %                    0.44 %

   Total Fund Operating            %                        1.29 %
   Expenses

    [A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would have been 0.__% under the Present Contract and 0.__% under the Amended Contract.]
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and
(2) redemption at the end of each time period:

                             1 Year          3 Years          5 Years          10
                                                                               Years

   Present Contract          $               $                $                $

   Amended Contract          $13             $41              $71              $156


    The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The proposal to present     the Amended Contract    to shareholders
was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993, and the modifications to the Performance
Adjustment calculation during the period   s     from June to July 1995
and November 1996    . The Board of Trustees received materials relating to
the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such
as (1) FMR's    results and     financial condition, (2) arrangements in
respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal
securities transactions    and (7) the nature, cost, and quality of
non-investment management services provided by FMR and its affiliates    .
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
    In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended
Contract.    If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.

8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY INTERNATIONAL VALUE FUND.
    The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments discussed below) was 0.7527%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFA) Index/GDP Weighted (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $390 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management ($__ billion as of May 1997), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 1996, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was .7926% of the fund's average net assets. The Group Fee reductions lowered the management fee rate by 0% compared to the rate FMR was entitled to receive under the Present Contract (0.7926%).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have [increased/decreased] the management fee rate for the fiscal year ended October 31, 1996 by 0.__% of the Fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended October 31, 1996, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.__% [inrease/reduction in the total management fee] or [the Group fee reductions would have [slightly] offset the changes to the Performance Adjustment resulting in a __% increase in the total management fee]. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
 PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated September 16, 1994 which was approved by FMR, then sole shareholder on September 23, 1994. (For information on FMR, see the section entitled "Activities and Management of FMR," on page __.) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit __ on page __. Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page __.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $426 billion or less. Above $426 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add four new, lower breakpoints applicable when group assets are above $426 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page __.)
INTERNATIONAL VALUE
GROUP FEE BREAKPOINTS
Average Group   Present    Group          Amended
Assets          Contract   Assets         Contract
($ billions)               ($ billions)

Over 390        .2700%     390-426        .2700%

                           426-462        .2650%

                           462-498        .2600%

                           498-534        .2550%

                           Over 534       .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page __.)
GROUP FEE RATES
Group          Present         Amended
Assets         Contract        Contract
($ billions)

   150            .3371%          .3371%

   200            .3284%          .3284%

   250            .3219%          .3219%

   300            .3163%          .3163%

   350            .3113%          .3113%

   400            .3067%          .3067%

   450            .3026%          .3024%

   500            .2994%          .2982%

   550            .2967%          .2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $390 billion in 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for May 1997 were approximately ___ billion.
    MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD.     The
annual    Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between [0.__% and (0.__)%] as a percentage of the fund's average net assets for the year. The aggregate impact during fiscal 1996 was a __% [increase/decline] in the management fee.
     COMPARISON OF MANAGEMENT FEES.    The following table compares the
fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

                    Present Contract                         Amended                             Difference
                                                             Contract

                    $                         %              $                  %                $                   %

   Basic Fee        1,636,25                  .7527          1,636,23           0.7527           (21)                (0.0000)
                    2                                        1

   Performa         86,631                    .0399          90,192             0.0415           3561                .0016
   nce
   Adjustme
   nt

   Total            1,722,88                  .7926           1,726,42          0.7942           3540                .0016
   Managem          3                                        3
   ent Fee


    The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES     (as a percentage of average net assets)
                                  Present Contract          Amended
                                                            Contract

   Management Fee                  %                        0.79 %

   Other Expenses                  %                        0.49 %

   Total Fund Operating            %                        1.28 %
   Expenses

    [A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would have been 0.__% under the Present Contract and 0.__% under the Amended Contract.]
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and
(2) redemption at the end of each time period:

                             1 Year          3 Years          5 Years          10
                                                                               Years

   Present Contract          $               $                $                $

   Amended Contract          $13             $41              $70              $155


    The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The proposal to present     the Amended Contract    to shareholders
was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993, and the modifications to the Performance
Adjustment calculation during the period   s     from June to July 1995
and November 1996    . The Board of Trustees received materials relating to
the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such
as (1) FMR's    results and     financial condition, (2) arrangements in
respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal
securities transactions    and (7) the nature, cost, and quality of
non-investment management services provided by FMR and its affiliates    .
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
    In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended
Contract.    If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.

9. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY EUROPE CAPITAL APPRECIATION FUND.
    The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments discussed below) was 0.7572%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Morgan Stanley Capital International Europe Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management ($__ billion as of May 1997), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 1996, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was .7977% of the fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0030% compared to the rate FMR was entitled to receive under the Present Contract (0.8007%).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have [increased/decreased] the management fee rate for the fiscal year ended October 31, 1996 by 0.__% of the Fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended October 31, 1996, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.__% [inrease/reduction in the total management fee] or [the Group fee reductions would have [slightly] offset the changes to the Performance Adjustment resulting in a __% increase in the total management fee]. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
 PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated November 18, 1993 which was approved by FMR, then sole shareholder, on November 22, 1993. (For information on FMR, see the section entitled "Activities and Management of FMR," on page __.) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit __ on page __. Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page __.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 7 new, lower breakpoints applicable when group assets are above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page __.)
EUROPE CAPITAL APPRECIATION
GROUP FEE BREAKPOINTS
Average Group   Present    Group          Amended
Assets          Contract   Assets         Contract
($ billions)               ($ billions)

174 - 228       .3000%     174-210        .3000%

228 - 282       .2950%     210-246        .2950%

282 - 336       .2900%     246-282        .2900%

Over 336        .2850%     282-318        .2850%

                           318-354        .2800%

                           354-390        .2750%

                           390-426        .2700%

                           426-462        .2650%

                           462-498        .2600%

                           498-534        .2550%

                           Over 534       .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page __.)
GROUP FEE RATES
Group          Present         Amended
Assets         Contract        Contract
($ billions)

   150            .3371%          .3371%

   200            .3284%          .3284%

   250            .3223%          .3219%

   300            .3175%          .3163%

   350            .3133%          .3113%

   400            .3098%          .3067%

   450            .3070%          .3024%

   500            .3048%          .2982%

   550            .3030%          .2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $210 billion in 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for May 1997 were approximately ___ billion.
    MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD.     The
annual    Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between [0.__% and (0.__)%] as a percentage of the fund's average net assets for the year. The aggregate impact during fiscal 1996 was a __% [increase/decline] in the management fee.
     COMPARISON OF MANAGEMENT FEES.    The following table compares the
fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

                      Present Contract                         Amended                            Difference
                                                               Contract

                      $                         %              $                  %               $                   %

   Basic Fee          1,276,13                  .7602          1,270,99           0.7572          (5139)              (.0030)
                      4                                        5

   Performa           67,995                    .0405          64,171             0.0382          (3824)              (.0023)
   nce
   Adjustme
   nt

   Total              1,344,12                  .8007           1,335,16          0.7954          (8963)              (.0053)
   Managem            9                                        6
   ent Fee


    The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES     (as a percentage of average net assets)
                                  Present Contract          Amended
                                                            Contract

   Management Fee                  %                        0.80 %

   Other Expenses                  %                        0.53 %

   Total Fund Operating            %                        1.33 %
   Expenses

    [A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would have been 0.__% under the Present Contract and 0.__% under the Amended Contract.]
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and
(2) redemption at the end of each time period and (3) payment of the fund's 3.00% sales charge:

                             1 Year          3 Years          5 Years          10
                                                                               Years

   Present Contract          $               $                $                $

   Amended Contract          $43             $71              $101             $185


    The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The proposal to present     the Amended Contract    to shareholders
was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993, and the modifications to the Performance
Adjustment calculation during the period   s     from June to July 1995
and November 1996    . The Board of Trustees received materials relating to
the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such
as (1) FMR's    results and     financial condition, (2) arrangements in
respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal
securities transactions    and (7) the nature, cost, and quality of
non-investment management services provided by FMR and its affiliates    .
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
    In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended
Contract.    If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.

10. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY JAPAN FUND.
    The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments discussed below) was 0.7575%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Tokyo Stock Exchange Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management ($__ billion as of May 1997), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 1996, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was 0.6818% of the fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0074% compared to the rate FMR was entitled to receive under the Present Contract (0.6892%).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have [increased/decreased] the management fee rate for the fiscal year ended October 31, 1996 by 0.__% of the Fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended October 31, 1996, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.__% [inrease/reduction in the total management fee] or [the Group fee reductions would have [slightly] offset the changes to the Performance Adjustment resulting in a __% increase in the total management fee]. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
 PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated July 16, 1992 which was approved by FMR, then sole shareholder, on September 10, 1992. (For information on FMR, see the section entitled "Activities and Management of FMR," on page __.) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit __ on page __. Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page __.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 10 new, lower breakpoints applicable when group assets are above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page __.)
JAPAN
GROUP FEE BREAKPOINTS

Average Group          Present          Group                Amended
   Assets              Contract         Assets               Contract
   ($ billions)                         ($ billions)

   Over 174                .3000%            174-210               .3000%

                                             210-246               .2950%

                                             246-282               .2900%

                                             282-318               .2850%

                                             318-354               .2800%

                                             354-390               .2750%

                                             390-426               .2700%

                                             426-462               .2650%

                                             462-498               .2600%

                                             498-534               .2550%

                                             Over 534              .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page
__.)
   GROUP FEE RATES
Group                Present          Amended
   Assets            Contract          Contract
   ($ billions)

   150                   .3371%            .3371%

   200                   .3284%            .3284%

   250                   .3227%            .3219%

   300                   .3190%            .3163%

   350                   .3162%            .3113%

   400                   .3142%            .3067%

   450                   .3126%            .3024%

   500                   .3114%            .2982%

   550                   .3103%            .2942%

    FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1993, 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for May 1997 were approximately $__ billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD.     The annual
   Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between [0.__% and (0.__)%] as a percentage of the fund's average net assets for the year. The aggregate impact during fiscal 1996 was a __% [increase/decline] in the management fee.
     COMPARISON OF MANAGEMENT FEES.    The following table compares the
fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

                   Present Contract                           Amended                             Difference
                                                              Contract

                   $                         %                $                  %                $                   %

   Basic Fee       2,864,71                  .7649            2,836,84           0.7575           (27873)             (.0074)
                   7                                          4

   Performa        (283,515                  (.0757)          (287,402           (.0768)          (3887)              (.0011)
   nce             )                                          )
   Adjustme
   nt

   Total           2,581,20                  .6892             2,549,44          0.6807           (31760)             (.0085)
   Managem         2                                          2
   ent Fee


    The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES     (as a percentage of average net assets)
                                  Present Contract          Amended
                                                            Contract

   Management Fee                  %                        0.68 %

   Other Expenses                  %                        0.47 %

   Total Fund Operating            %                        1.15 %
   Expenses

    [A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would have been 0.__% under the Present Contract and 0.__% under the Amended Contract.]
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and
(2) redemption at the end of each time period and (3) payment of the fund's 3.00% sales charge:

                             1 Year          3 Years          5 Years          10
                                                                               Years

   Present Contract          $               $                $                $

   Amended Contract          $41             $65              $91              $166


    The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The proposal to present     the Amended Contract    to shareholders
was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993, and the modifications to the Performance
Adjustment calculation during the period   s     from June to July 1995
and November 1996    . The Board of Trustees received materials relating to
the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such
as (1) FMR's    results and     financial condition, (2) arrangements in
respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal
securities transactions    and (7) the nature, cost, and quality of
non-investment management services provided by FMR and its affiliates    .
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
    In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended
Contract.    If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.

11. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY SOUTHEAST ASIA
FUND.
    The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.45%. The Basic Fee rate for the fund's fiscal year ended October 31, 1996 (not including the fee amendments discussed below) was 0.7569%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the
fund outperforms the     Morgan Stanley Capital International Combined Far
East ex-Japan Free Index    (the Index) over 36 months, FMR receives a
positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management ($__ billion as of May 1997), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the fund has paid lower management fees as a result. For the fund's fiscal year ended October 31, 1996, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was .6529% of the fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0075% compared to the rate FMR was entitled to receive under the Present Contract (0.6604%).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have [increased/decreased] the management fee rate for the fiscal year ended October 31, 1996 by 0.__% of the Fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended October 31, 1996, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.__% [inrease/reduction in the total management fee] or [the Group fee reductions would have [slightly] offset the changes to the Performance Adjustment resulting in a __% increase in the total management fee]. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
 PRESENT AND AMENDED CONTRACTS. FMR is the fund's investment adviser pursuant to a management contract dated March 18, 1993 which was approved by FMR, then sole shareholder, on March 23, 1993. (For information on FMR, see the section entitled "Activities and Management of FMR," on page __.) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit __ on page __. Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts," on page __.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 10 new, lower breakpoints applicable when group assets are above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contracts" on page __.)
SOUTHEAST ASIA
GROUP FEE BREAKPOINTS

Average Group          Present          Group                Amended
   Assets              Contract         Assets               Contract
   ($ billions)                         ($ billions)

   Over 174                .3000%            174-210               .3000%

                                             210-246               .2950%

                                             246-282               .2900%

                                             282-318               .2850%

                                             318-354               .2800%

                                             354-390               .2750%

                                             390-426               .2700%

                                             426-462               .2650%

                                             462-498               .2600%

                                             498-534               .2550%

                                             Over 534              .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contracts" on page
__.)
   GROUP FEE RATES
Group                Present          Amended
   Assets            Contract          Contract
   ($ billions)

   150                   .3371%            .3371%

   200                   .3284%            .3284%

   250                   .3227%            .3219%

   300                   .3190%            .3163%

   350                   .3162%            .3113%

   400                   .3142%            .3067%

   450                   .3126%            .3024%

   500                   .3114%            .2982%

   550                   .3103%            .2942%

    FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1993, 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for May 1997 were approximately $__ billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD.     The annual
   Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between [0.__% and (0.__)%] as a percentage of the fund's average net assets for the year. The aggregate impact during fiscal 1996 was a __% [increase/decline] in the management fee.
     COMPARISON OF MANAGEMENT FEES.    The following table compares the
fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

                   Present Contract                           Amended                             Difference
                                                              Contract

                   $                         %                $                  %                $                   %

   Basic Fee       6,488,36                  .7644            6,424,43           0.7569           (63934)             (.0075)
                   8                                          4

   Performa        (882,709                  (.1040)           (880,721          (0.103           1988                .0002
   nce             )                                          )                  8)
   Adjustme
   nt

   Total           5,605,65                  .6604             5,543,71          0.6531           (61,946)            (.0073)
   Managem         9                                          3
   ent Fee


    The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES     (as a percentage of average net assets)
                                  Present Contract          Amended
                                                            Contract

   Management Fee                  %                        0.65 %

   Other Expenses                  %                        0.48 %

   Total Fund Operating            %                        1.13 %
   Expenses

    [A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would have been 0.__% under the Present Contract and 0.__% under the Amended Contract.]
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and
(2) redemption at the end of each time period and (3) payment of the fund's 3.00% sales charge:

                             1 Year          3 Years          5 Years          10
                                                                               Years

   Present Contract          $               $                $                $

   Amended Contract          $41             $65              $90              $163


    The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
    The proposal to present     the Amended Contract    to shareholders
was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993, and the modifications to the Performance
Adjustment calculation during the period   s     from June to July 1995
and November 1996    . The Board of Trustees received materials relating to
the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such
as (1) FMR's    results and     financial condition, (2) arrangements in
respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal
securities transactions    and (7) the nature, cost, and quality of
non-investment management services provided by FMR and its affiliates    .
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
    In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as above.

12.  TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY LATIN AMERICA
FUND.
 The Trustees recommend that the shareholders of the fund approve an amendment to the fund's management contract with Fidelity Management & Research Company (FMR) (the Amended Contracts). The Amended Contracts modify the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEES PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A Copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as Exhibit __ on page ___. Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page ___.) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If an Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $210 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by
FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $210 billion or less. Above $210 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contracts and the Amended Contacts, but under the Amended Contracts, it declines faster. Group Fee Rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 10 new fee breakpoints for assets under FMR's management above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page ___.)
LATIN AMERICA
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT

Average Group   Present     Average Group   Amended
Assets          Contract*   Assets          Contract
($ billions)                ($ billions)

Over 174        .3000%      174 - 210       .3000%

                            210 - 246       .2950%

                            246 - 282       .2900%

                            282 - 318       .2850%

                            318 - 354       .2800%

                            354 - 390       .2750%

                            390 - 426       .2700%

                            426 - 462       .2650%

                            462 - 498       .2600%

                            498 - 534       .2550%

                            Over 534        .2500%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present         Amended
Assets         Contract*       Contract
($ billions)

   150            .3371%          .3371%

   200            .3284%          .3284%

   250            .3227%          .3219%

   300            .3190%          .3163%

   350            .3162%          .3113%

   400            .3142%          .3067%

   450            .3126%          .3024%

   500            .3114%          .2982%

   550            .3103%          .2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
 Assets under FMR's management for May 1997 were approximately $___
billion.
 COMPARISON OF MANAGEMENT FEES. For May 1997, average assets under management by FMR were $___ billion. The fund's management fee rate under the Amended Contract would have been ____%, compared to_____% under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $210 billion, at which point the management fee rate under the Amended Contracts begins to decline relative to the Present Contract. The following chart compares the fund's management fee as calculated under the terms of the Present Contract for fiscal1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract   Amended Contract

Management         Management         Percentage
Fee*               Fee                Difference

4,626,188          4,580,255          (0.99)%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on November 1, 1993, August 1, 1994, and January 1, 1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contracts. These materials include: (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, (iii) the economic outlook and the general investment outlook in the markets in which each fund invests, and (iv) notable changes in each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract. If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.

13. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EACH OF FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, FIDELITY HONG KONG AND CHINA FUND, FIDELITY JAPAN SMALL COMPANIES FUND, FIDELITY NORDIC FUND AND FIDELITY UNITED KINGDOM FUND.
 The Trustees recommend that the shareholders of each fund approve an amendment to each fund's management contract with Fidelity Management & Research Company (FMR) (the Amended Contracts). The Amended Contracts modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACTS WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEES PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACTS (THE PRESENT CONTRACTS). (For information on FMR, see the section entitled "Activities and Management of FMR" on page __.)
 PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACTS. Copies of the Amended Contracts, marked to indicate the proposed amendments, are supplied as Exhibit__ on page ___. Except for the modifications discussed above, they are substantially identical to the Present Contracts. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page ___.) If approved by shareholders, each Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If an Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The management fee is an annual percentage of each fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. Each Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $426 billion.
 MODIFICATION TO GROUP FEE RATE. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by
FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. Each Amended Contract would not change the group fee calculation for assets under management by FMR of $426 billion or less. Above $426 billion in assets under FMR's management, the Group Fee Rate declines under both the Present Contracts and the Amended Contacts, but under the Amended Contracts, it declines faster. Group Fee Rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. Each Amended Contract adds 4 new fee breakpoints for assets under FMR's management above $426 billion as illustrated in the following tables. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contracts" beginning on page ___.)
FRANCE, GERMANY, HONG KONG AND CHINA, JAPAN SMALL COMPANIES, NORDIC AND UNITED KINGDOM
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACTS   AMENDED CONTRACTS

Average Group   Present      Average Group   Amended
Assets          Contracts*   Assets          Contracts
($ billions)                 ($ billions)

Over 390        .2700%       390 - 426       .2700%

                             426 - 462       .2650%

                             462 - 498       .2600%

                             498 - 534       .2550%

                             Over 534        .2500%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present         Amended
Assets         Contracts*      Contracts
($ billions)

   150            .3371%          .3371%

   200            .3284%          .3284%

   250            .3219%          .3219%

   300            .3163%          .3163%

   350            .3113%          .3113%

   400            .3067%          .3067%

   450            .3026%          .3024%

   500            .2994%          .2982%

   550            .2967%          .2942%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
 Assets under FMR's management for May 1997 were approximately $___
billion.
 COMPARISON OF MANAGEMENT FEES. For May 1997, average assets under management by FMR were $___ billion. Each fund's management fee rate under the Amended Contract would have been ____%, compared to_____% under the Present Contracts of France, Germany, Hong Kong and China, Japan Small Companies, Nordic and United Kingdom. The management fee rate will remain the same under both the Present Contracts and the Amended Contracts until assets under FMR's management exceed $426 billion, at which point the management fee rate under the Amended Contracts begins to decline relative to the Present Contracts. The following charts compare each fund's management fee as calculated under the terms of its Present Contract for fiscal1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
FRANCE FUND
Present Contract   Amended Contract

Management         Management         Percentage
Fee*               Fee                Difference

41,012             41,011             0%

GERMANY FUND
Present Contract   Amended Contract

Management         Management         Percentage
Fee*               Fee                Difference

41,320             41,319             0%

HONG KONG AND CHINA FUND
Present Contract   Amended Contract

Management         Management         Percentage
Fee*               Fee                Difference

439,696            439,689            0%

JAPAN SMALL COMPANIES FUND
Present Contract   Amended Contract

Management         Management         Percentage
Fee*               Fee                Difference

789,882            789,872            0%

NORDIC FUND
Present Contract   Amended Contract

Management         Management         Percentage
Fee*               Fee                Difference

71,160             71,158             0%

UNITED KINGDOM FUND
Present Contract   Amended Contract

Management         Management         Percentage
Fee*               Fee                Difference

15,497             15,497             0%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of each fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contracts to shareholders was approved by the Board of Trustees of each fund, including all of the Independent Trustees, on October 9, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contracts. These materials include: (i) information on the investment performance of each fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of each fund, (iii) the economic outlook and the general investment outlook in the markets in which each fund invests, and (iv) notable changes in each fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of each fund's shares, (3) the procedures employed to determine the value of each fund's assets, (4) the allocation of each fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with each fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with each fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including each fund's shareholders.
 In considering the Amended Contracts, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contracts include the following:
INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether each fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly each fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of each fund's portfolio manager, and each fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contracts and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians. EXPENSES. The Board of Trustees and the Independent Trustees considered each fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders. PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including each fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of each fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of each fund and whether the amount of profit is a fair entrepreneurial profit for the management of each fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to each fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring market expenses.
ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including these funds) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by each fund and each fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with each fund.
OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedules, are in the best interest of each fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contracts to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract. If approved by shareholders, each Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.

14. TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN DIVERSIFIED INTERNATIONAL FUND AND FIJ.
 In conjunction with its portfolio management responsibilities on behalf of Diversified International Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a sub-advisory agreement (the Proposed Agreement) between FIJ and FMR on behalf of the fund. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FIJ, but also would permit FMR to grant FIJ investment management authority if FMR believes it would be beneficial to the fund and its shareholders. BECAUSE FMR WOULD PAY ALL OF FIJ'S FEES, THE PROPOSED AGREEMENT WOULD NOT AFFECT THE FEES PAID BY THE FUND TO FMR. In addition, the Proposed Agreement includes a discussion of FIJ's ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management Contract.
 On October 9, 1996, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to receive investment advice and research services from FIJ as well as to grant investment management authority to FIJ would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FIJ, the ability to execute portfolio transactions from points in Japan that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 8.
 FIJ, established in 1986 with its principal office in Tokyo, Japan is a wholly-owned subsidiary of Fidelity International Limited, an affiliate of FMR organized under the laws of Bermuda. In 1994, FIJ registered as an investment advisor with the SEC in order to provide investment advisory services to FMR with respect to foreign securities, primarily Japanese securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, obtained from other FMR subsidiaries or affiliates with whom FMR has entered into sub-advisory agreements, or obtained from broker-dealers or other sources.
 FIJ may also provide investment advisory and management services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FIJ's only client other than FMR is FIL. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FIJ, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FIJ, see the section entitled "Activities and Management of FIIA, FIIAL U.K., and FIJ" on page__.
 Under the Proposed Agreement, FIJ could act as an investment consultant to FMR and could supply FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FIJ would provide investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in the Far East. Under the Proposed Agreement with FIJ, FMR, NOT THE FUND, would pay FIJ 30% of FMR's monthly management fee with respect to the average market value of investments held by the fund for which FIJ shall have provided investment advice.
 Under the Proposed Agreement, FMR could also grant investment management authority with respect to all or a portion of the fund's assets to FIJ. If FIJ were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FIJ. If FMR grants investment management authority to FIJ with respect to all or a portion of the fund's assets, FIJ would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FIJ, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FIJ would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
To the extent that FMR granted investment management authority to FIJ, FMR would pay FIJ 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FIJ for investment management services.
 If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FIJ without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities laws and regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Diversified International Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved, FMR will continue to manage the fund under its Management Contract with the flexibility to use subadvisors, excluding FIJ, as previously approved. If approved by shareholders, the Proposed Agreement would take effect on the first day of the first month following approval and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 15. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY DIVERSIFIED INTERNATIONAL FUND AND FIDELITY INTERNATIONAL VALUE FUND.
 The Board of Trustees has approved, and recommends that shareholders of Fidelity Diversified International Fund and Fideltiy International Value Fund approve, a Distribution and Service Plan (Plan) for each fund. A copy of each Plan is attached to this Proxy Statement as Exhibits [__] and [__].
 THE PLAN. The Plans were approved by the Board as provided for by Rule 12b-1 (the Rule) promulgated by the Securities and Exchange Commission
(SEC) under the Investment Company Act of 1940 (the 1940 Act). The Rule provides that an investment company (e.g., a mutual fund) acting as a distributor of its shares must do so pursuant to a written Plan "describing all material aspects of the proposed financing of distribution.'' Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''
 Each Plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the Plans.
 Each Plan contemplates that all expenses relating to the distribution of fund shares shall be paid for by FMR, or Fidelity Distributors Corporation
(FDC), a wholly owned subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by a fund to FMR. Each Plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties who engage in the sale of fund shares or who render shareholder services. Each Plan provides that, to the extent that the fund's payment of management fees to FMR might be considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. EACH PLAN DOES NOT AUTHORIZE PAYMENTS BY THE FUND OTHER THAN THOSE THAT ARE TO BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.
 The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
 Although each Plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
 Each Plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. In addition, any amendment of the fund's Management Contract to increase the amount paid by the fund to FMR shall be effective only upon approval by vote of a majority of the outstanding voting securities of the fund. All material amendments to the Plan also must be approved by a majority of the non-interested Trustees. Each Plan, and any agreements related to each Plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of the majority of the outstanding shares of the fund. Each Plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund, and the purposes for which such expenditures were made. As required by the Rule, while each Plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of each Plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the fund to FMR under the Management Contract, are fair and reasonable, that the services provided thereunder are necessary and appropriate for the fund and its shareholders, and that the fund does not indirectly finance the distribution of its shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the Plan would avoid legal uncertainties which might arise as a result of what they and FMR believes to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the continuation of each Plan is advisable to minimize such legal uncertainties and to provide other benefits to the fund and its shareholders.
 The Trustees noted that each fund's Plan does not involve any direct payment by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund, and that any amendment of the fund's Management Contract with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and the fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of a Plan appropriate; the way in which a Plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by each Plan; the merits of possible alternatives to the Plan; the interrelationship between each Plan and the activities of FMR in financing the distribution of the fund's shares; the possible benefits of each Plan to FMR and its affiliates relative to those expected to accrue to the fund; and consequently the effects of each Plan on existing shareholders.
 The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of the fund's Management Contract with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of the fund's shares. In addition, the Board of Trustees considered alternatives to the Plan, including direct payments by the fund to FDC and/or third parties and the implementation of a sales load. The Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under each Plan, additional sales of the fund's shares may result. The Trustees believe that this flexibility has the potential to benefit the fund by reducing the possibility that the fund would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.
 The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this ability to be an important benefit to the fund and its shareholders.
 CONCLUSION. For the reasons stated above, the members of the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that each Plan will benefit the fund and its shareholders. The Trustees recommend that shareholders of the fund vote FOR approval of the Plan. With respect to the fund, if the Plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under each Plan.
16. TO AMEND FIDELITY DIVERSIFIED INTERNATIONAL FUND'S, FIDELITY EUROPE CAPITAL APPRECIATION FUND'S, FIDELITY INTERNATIONAL VALUE FUND'S, FIDELITY JAPAN FUND'S, FIDELITY LATIN AMERICA FUND'S AND FIDELITY SOUTHEAST ASIA FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION.
 The Trustees recommend that the shareholders of Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Latin America Fund, and Fidelity Southeast Asia Fund amend each fund's fundamental investment limitation to exclude securities of other investment companies from the limitation.
 Europe Capital Appreciation Fund's, International Value Fund's, Latin America Fund's, and Southeast Asia Fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 Diversified International Fund's and Japan Fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
The Trustees recommend that shareholders of each fund vote to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification (material to be added is underlined and material to be deleted (for Diversified International and Japan) is [bracketed]):
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ((or securities of other investment companies))) if, as a result [thereof], (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The text recommended would make one change to each fund's diversification limitation. Addition of the text would permit the funds to invest without limitation in the securities of other investment companies. Pursuant to an exemptive order granted by the SEC, each fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustee fees. FMR anticipates that the Central Funds will benefit each fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for each fund.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and its shareholders. If this proposal is approved by the shareholders of a fund, that fund's fundamental limitation with respect to diversification will be revised to exclude "securities of other investment companies" from the diversification limits. Each amended fundamental diversification limitation, upon shareholder approval, would become effective when the disclosure is updated to reflect the changes. If this proposal is not adopted, a fund's fundamental diversification limit will remain unchanged.

OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund, and Fidelity United Kingdom Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 11 beginning on page 161.
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; Robert C. Pozen, President; Peter S. Lynch, Vice Chairman and J. Gary Burkhead. With the exception of Robert C. Pozen, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Robert H. Morrison, Kenneth A. Rathgeber, Leonard M. Rush, William J. Hayes, Greg Fraser, Kevin McCarey, Richard Mace, Jr., Shigeki Makino, Patricia Satterthwaite and Allan Liu are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, Mr. Rathgeber, Mr. Rush, Ms. Zenoble and all of these persons are stockholders of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period November 1, 1995 through May 31, 1997, [the following/no] transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Fidelity Diversified International Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 11 beginning on page __.
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR Texas. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
ACTIVITIES AND MANAGEMENT OF FIJ, FIIA, AND FIIAL U.K.
 FMR, on behalf of each fund, has entered into a sub-advisory agreement with FIIA. FMR, on behalf of Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Hong Kong and China Fund, Fidelity International Value Fund and Fidelity Southeast Asia Fund has entered into a sub-advisory agreement with FIJ. Both FIIA and FIJ are wholly owned subsidiaries of Fidelity International Limited (FIL). FIIA in turn has entered into a sub-advisory agreement with its U.K. subsidiary, FIIAL U.K.
 The sub-advisers provide research and investment recommendations with respect to companies based outside of the United States. FIJ focuses on companies primarily based in Japan and other parts of Asia. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIAL U.K. focuses primarily on companies based in the U.K. and Europe. Open-end funds with investment objectives similar to Fidelity Diversified International Fund managed by FMR with respect to which FMR currently has sub-advisory agreements, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 11 beginning on page 161.
 The Directors of FIJ are Bill Wilder, President, Arthur M. Jesson, Edward
C. Johnson 3d, Nobuhide Kamiyama, Noboru Kawai, Yasuo Kuramoto, Stuart Leckie, and Hiroshi Yamashita. With the exception of Mr. Edward C. Johnson 3d, the principal business address of each of the Directors is Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan. The principal business address of Mr. Edward C. Johnson 3d is 82 Devonshire Street, Boston, Massachusetts 02109.
 The Directors of FIIA are David J. Saul, President, Anthony Bolton, Charles T.M. Collis, William R. Ebsworth, Brett Goodin, and Simon Haslam. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda.
 The Directors of FIIAL U.K. are Anthony Bolton, Pamela Edwards, Simon Haslam, and Sally Walden. The principal business address of each of the Directors is 130 Tonbridge Road, Hildenborough, Kent, TN119DZ, England.
 FIIA also is the investment adviser of Fidelity Advisor Emerging Asia Fund, Inc. and Fidelity Advisor Korea Fund, Inc., closed-end investment companies with net assets of approximately $134,614,065 and $47,181,324, respectively, as of September 30, 1996 and October 31, 1996, respectively. As compensation for its services to each closed-end fund, FIIA receives 60% of the management fee paid by that fund to FMR. The Emerging Asia Fund management fee has two components, a basic fee and a performance adjustment. The basic fee is payable monthly at an annual rate equal to 1.00% of the Emerging Asia Fund's average daily net assets. The performance adjustment may increase or decrease the basic fee by up to 0.25% annually, based on the Emerging Asia Fund's performance (over a rolling performance period of up to 36 months) as compared to the MS Combined All Country Asia Free ex Japan Index. The Korea Fund management fee is payable monthly at an annual rate equal to 1.00% of Korea Fund's average daily net assets. At FIIA's request, FIJ may provide sub-advisory services with respect to either fund's investments. As compensation for these services, FIJ would receive 50% of the fee paid to FIIA by that fund in respect of the assets of the fund managed by FIJ on a discretionary basis and 30% of the fee paid to FIIA in respect of the assets of that fund managed by FIJ on a non-discretionary basis.
PRESENT MANAGEMENT CONTRACT
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contract described in proposals 7 through 13 .
 In addition to the management fee payable to FMR, each fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc.
(FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of each fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund, Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Small Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Southeast Asia Fund, and Fidelity United Kingdom Fund for fiscal 1996 are presented in the table below.
                              Transfer Agent    Pricing and
Fund                          Fees              Bookkeeping
                                                Fees

Diversified International     $1,305,020        $339,831

Europe Capital Appreciation   $541,493          $122,201

France                        $17,581           $57,381

Germany                       $19,261           $57,381

Hong Kong and China           $198,170          $57,751

International Value           $581,960          $163,645

Japan                         $1,143,761        $273,877

Japan Small Companies         $319,420          $82,444

Latin America                 $2,039,211        $402,734

Nordic                        $31,192           $57,387

Southeast Asia                $2,405,622        $510,752

United Kingdom                $5,997            $57,374

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to, and retained by, FDC for fiscal 1996 amounted to $90,306 (Fidelity Europe Capital Appreciation), $29,370 (Fidelity France Fund), $53,774 (Fidelity Germany Fund), $575,460 ( Fidelity Hong Kong and China Fund), $821,892 (Fidelity Japan Fund), $694,227 (Fidelity Japan Small Companies Fund), $968,514 (Fidelity Latin America Fund), $71,880 (Fidelity Nordic Fund), $1,880,183 (Fidelity Southeast Asia Fund), and $13,869 (Fidelity United Kingdom Fund), respectively.
 FMR is each fund's manager pursuant to a management contract dated July 16, 1992 which was approved by FMR, then sole shareholder of the fund on September 10, 1992 (Japan Fund), October 1, 1992 which was approved by shareholders on September 16, 1992 (Diversified International Fund), March 18, 1993 which was approved by FMR, then sole shareholder, on March 23, 1993 (Southeast Asia and Latin America Funds ), November 18, 1993 which was approved by FMR, then sole shareholder, on November 22, 1993 (Europe Capital Appreciation Fund), September 16, 1994 which was approved by FMR, then sole shareholder, on September 23, 1994 (International Value Fund), September 14, 1995 which was approved by FMR, then sole shareholder of the fund on October 17, 1995 (France, Germany, Hong Kong and China, Japan Small Companies, Nordic and United Kingdom Funds). The management contracts approved by FMR as then sole shareholder are the original management contracts for each of the Funds. The management contracts approved by public shareholders were submitted to shareholeders in connection with a proposal to provide for lower fees when FMR's assets under management exceed certain levels.
 For the services of FMR under the contract, Fidelity France, Fidelity Germany, Fidelity Hong Kong and China, Fidelity Japan Small Companies, Fidelity Latin America, Fidelity Nordic and Fidelity United Kingdom each pay FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
 For the services of FMR under the contract, Fidelity Diversified International, Fidelity Europe Capital Appreciation, Fidelity International Value, Fidelity Japan and Fidelity Southeast Asia each pay FMR a monthly management fee composed of the sum of two elements: a basic fee and a performance adjustment based on a comparison of each fund's performance to that of the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFA Index), Morgan Stanley Capital International Europe Index (MSCI Europe Index), Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFA Index), Tokyo Stock Exchange Index (TOPIX Index) and Morgan Stanley Capital International Combined Far East ex-Japan Free Index (MSCI Far East ex-Japan Free Index), respectively.
 COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $435 billion of group net assets
- the approximate level for October 1996 - was 0.3037%, which is the weighted average of the respective fee rates for each level of group net assets up to $435 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group      Annualized   Group Net         Effective
Assets             Rate         Assets            Annual
                                                  Fee Rate

 0 - $ 3 billion   .5200%         $ 0.5 billion   .5200%

 3 - 6             .4900          25              .4238

 6 - 9             .4600          50              .3823

 9 - 12            .4300          75              .3626

 12 - 15           .4000           100            .3512

 15 - 18           .3850           125            .3430

 18 - 21           .3700           150            .3371

 21 - 24           .3600           175            .3325

 24 - 30           .3500           200            .3284

 30 - 36           .3450           225            .3253

 36 - 42           .3400           250            .3223

 42 - 48           .3350           275            .3198

 48 - 66           .3250           300            .3175

 66 - 84           .3200           325            .3153

 84 - 102          .3150           350            .3133

 102 - 138         .3100

 138 - 174         .3050

 174 - 228         .3000

 228 - 282         .2950

 282 - 336         .2900

 Over 336          .2850

Under Diversified International Fund's, International Value Fund's, Japan Fund's, Latin America Fund's, and Southeast Asia Fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. For Diversified International Fund and International Value Fund, prior to March 1, 1992, the group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. Europe Capital Appreciation Fund's current management contract reflects the above table.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule (except for International Value
Fund) was identical to the above schedule for average group assets under $210 billion. International Value's current management contract reflects these extensions of the group fee rate schedule. France Fund's, Germany Fund's, Hong Kong and China Fund's, Japan Small Company Fund's, Nordic Fund's, and United Kingdom Fund's current management contract reflects the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion and under $390 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule for average group assets in excess of $210 billion and up to $390 billion with additional breakpoints voluntarily adopted by FMR for average group assets in excess of $390 billion is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE
                          RATES

Average Group   Annualized   Group Net        Effective
Assets          Rate         Assets           Annual
                                              Fee Rate

 174 - $210     .3000%        $ 150 billion   .3371%
billion

 210 - 246      .2950%         175            .3325

 246 - 282      .2900          200            .3284

 282 - 318      .2850          225            .3249

 318 - 354      .2800          250            .3219

 354 - 390      .2750          275            .3190

 390 - 426      .2700          300            .3163

 426 - 462      .2650          325            .3137

 462 - 498      .2600          350            .3113

 498 - 534      .2550          375            .3090

 Over 534       .2500          400            .3067

                               425            .3046

                               450            .3024

                               475            .3003

                               500            .2982

                               525            .2962

                               550            .2942

 The individual fund fee rate is .45%. Based on the average group net assets of the funds advised by FMR for October 31,1996, the annual management fee/basic fee rate would be calculated as follows:
Diversified International Fund
Group Fee Rate         Individual Fund         Basic Fee Rate
                       Fee Rate

0.3037%          +     0.45%             =     0.7537%

Europe Capital Appreciation Fund
Group Fee Rate         Individual Fund         Basic Fee Rate
                       Fee Rate

0.3037%          +     0.45%             =     0.7537%

International Value Fund
Group Fee Rate         Individual Fund         Basic Fee Rate
                       Fee Rate

0.3037%          +     0.45%             =     0.7537%

Japan Fund
Group Fee Rate         Individual Fund         Basic Fee Rate
                       Fee Rate

0.3037%          +     0.45%             =     0.7537%

Southeast Asia Fund
Group Fee Rate         Individual Fund         Basic Fee Rate
                       Fee Rate

0.3037%          +     0.45%             =     0.7537%

France Fund
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

0.3037%          +     0.45%             =     0.7537%

Germany Fund
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

0.3037%          +     0.45%             =     0.7537%

Hong Kong and China Fund
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

0.3037%          +     0.45%             =     0.7537%

Japan Small Companies Fund
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

0.3037%          +     0.45%             =     0.7537%

Latin America Fund
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

0.3037%          +     0.45%             =     0.7537%

Nordic Fund
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

0.3037%          +     0.45%             =     0.7537%

United Kingdom Fund
Group Fee Rate         Individual Fund         Management Fee
                       Fee Rate                Rate

0.3037%          +     0.45%             =     0.7537%

 One-twelfth of this annual basic fee or management fee rate is applied to each fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee is subject to upward or downward adjustment, depending upon whether, and to what extent, Diversified International Fund's, Europe Capital Appreciation Fund's, International Value Fund's, Japan Fund's and Southeast Asia Fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFA Index), Morgan Stanley Capital International Europe Index (MSCI Europe Index), Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFA Index), Tokyo Stock Exchange Index (TOPIX Index) and Morgan Stanley Capital International Combined Far East ex-Japan Free Index (MSCI Far East ex-Japan Free Index),respectively, (the Index) over the same period. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period equals 36 months. Thereafter, the performance period consists of the current month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is +/-.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 Each fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the net asset value as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
 Because the adjustment to the basic fee is based on Fidelity Diversified International Fund's, Fidelity Europe Capital Appreciation Fund's, Fidelity International Value Fund's, Fidelity Japan Fund's and Fidelity Southeast Asia Fund's performance compared to the investment record of the Index, the controlling factor is not whether these funds' performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of these fund's is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 During fiscal 1996, FMR received $41,011, $41,319, $439,689, $789,872,
$4,580,255, $71,158, and $15,497 for its services as investment adviser to Fidelity France, Germany, Hong Kong and China, Japan Small Companies, Latin America, Nordic and United Kingdom, respectively. This fee was equivalent to 0.75%,0.75%,0.75%,0.75%,0.75%, 0.75%, and 0.75%, respectively, of the average net assets of these funds.
 During fiscal 1996, FMR received $4,050,659, $1,338,990, $1,722,862,
$2,553,329 and $5,541,725, respectively, for its services as investment adviser to Fidelity Diversified International, Fidelity Europe Capital Appreciation, Fidelity International Value, Fidelity Japan and Fidelity Southeast Asia Funds. These fees, which include both the basic fee and the performance adjustment, were equivalent to 0.85%, 0.80%, 0.79%, 0.68%, and 0.65%, respectively, of the average net assets of these funds. For fiscal 1996, the downward performance adjustments amounted to $(283,515) and $(882,709), respectively, for Fidelity Japan Fund and Fidelity Southeast Asia Fund. For fiscal 1996, the upward performance adjustments amounted to $445,161, $67,995, and $86,631, respectively, for Fidelity Diversified International Fund, Fidelity Europe Capital Appreciation Fund and Fidelity International Value Fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and repayment of the reimbursement by each fund will lower its total returns.
 During fiscal 1996, FMR voluntarily agreed, subject to revision or termination, to reimburse Fidelity France, Fidelity Germany, Fidelity Nordic and Fidelity United Kingdom funds to the extent that their aggregate operating expenses, including management fees, were in excess of an annual rate of 2.00% of average net assets of each funds, respectively. If this reimbursement had not been in effect, for fiscal 1996, FMR would have received fees amounting to $41,011, $41,319, $71,158, and $15,497, respectively, which would have been equivalent to __%,__%, __%, and __%, respectively, of average net assets of each fund (after reduction for compensation to the non-interested Trustees).
 To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that each fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 2 1/2% of the first $30 million, 2% of the next $70 million, and 1 1/2% of average net assets in excess of $100 million. When calculating each fund's expenses for purposes of this regulation, each fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its distribution plan expenses(Diversified International and International Value funds) and custodian fees attributable to investments in foreign securities. SUB-ADVISORY AGREEMENTS
  On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ (Fidelity Hong Kong and China, Fidelity International Value, Fidelity Japan, Fidelity Japan Small Companies and Fidelity Southeast Asia), and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL U.K. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of Southeast Asia, Hong Kong and China, and Japan, FMR may also grant FIIA investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.On behalf of France, Germany, Nordic and United Kingdom Funds, FMR may also grant FIIAL U.K. investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. On behalf of Japan Small Companies Fund, FMR may also grant FIJ investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. FMR entered into the sub-advisory agreements described above with respect to Japan Fund on July 16, 1992, which was approved by FMR, then the sole shareholder of Japan Fund, on September 10, 1992; with respect to Latin America Fund and Southeast Asia Fund on March 18, 1993, which were approved by FMR, then the sole shareholder of Latin America Fund and Southeast Asia Fund, on March 23, 1993; with respect to Europe Capital Appreciation Fund on November 18, 1993, which was approved by FMR, then the sole shareholder of the fund on November 18, 1993; and with respect to France Fund, Germany Fund, Hong Kong and China Fund, Japan Small Companies Fund, Nordic Fund, and United Kingdom Fund on September 14, 1995, which were approved by FMR as the then sole shareholder of each fund on October 17, 1995.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL U.K. each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIAL U.K. was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
 Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
 (medium solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 (medium solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
 (medium solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.
 On behalf of Fidelity Southeast Asia, Hong Kong and China, Japan, France, Germany, Nordic, United Kingdom and Japan Small Companies Funds, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
 (medium solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
 (medium solid bullet) FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
 For providing investment advice and research services on behalf of the funds, the fees paid to the sub-advisers for the fiscal year ended 1996 were as follows:
                      FMR       FMR        FIIA   FIIAL    FIJ
                      U.K.      Far East          U.K.

Diversified           $261,59   $263,57    $0     $        $
International         1         4

Europe Capital        $108,87   $ 0        $      $        $
Appreciation          1

France                $         $          $      $        $

Germany               $         $          $      $        $

Hong Kong and         $         $          $      $        $
China

International Value   $132,49   $130,31    $0     $        $
                      1         0

Japan                 $         $          $      $        $

Japan Small           $         $          $      $        $
Companies

Latin America         $         $          $      $        $

Nordic                $         $          $      $        $

Southeast Asia        $         $          $      $        $

United Kingdom        $         $          $      $        $

 For providing discretionary investment management and executing portfolio transactions on behalf of the funds, the fees paid to FMR UK, FMR Far East, FIIA, FIIAL U.K. and FIJ for fiscal 1996 were as follows:
                      FMR    FMR        FIIA       FIIAL    FIJ
                      U.K.   Far East              U.K.

Diversified           $      $          $          $        $
International

Europe Capital        $      $          $0         $        $
Appreciation

France                $      $          $20,506    $        $

Germany               $      $          $20,660    $        $

Hong Kong and         $      $          $219,84    $        $
China                                   5

International Value   $      $          $          $        $

Japan                 $      $          $1,264,3   $        $
                                        81

Japan Small           $      $          $394,93    $        $
Companies                               6

Latin America         $      $          $0         $        $

Nordic                $      $          $35,579    $        $

Southeast Asia        $      $          $2,773,0   $        $
                                        21

United Kingdom        $      $          $7,749     $        $

PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 The brokerage commissions paid to NFSC and FBS by each fund for the fiscal year ended October 31, 1996 are listed in the following table:

                      To         To        % To    % To     Transac   Transac
                      NFSC       FBS       NFSC    FBS      tions     tions
                                                            Through   Through
                                                            NFSC      FBS



Diversified           $72,600    $80,532   3.31%   3.67%    4.41%     5.21%
International

Europe Capital        $          $19,477    %      1.79%     %        2.34%
Appreciation

France                $          $1,234     %      2.85%     %         4.44%

Germany               $          $8,857     %      27.39%    %        35.80%

Hong Kong and         $          $          %       .%       %        %
China

International Value   $7,476     $45,758   0.81%   4.93%    %2.40     7.13%

Japan                 $          $          %       .%       %         .%

Japan Small           $          $          %       .%       %         .%
Companies

Latin America         $29,528    $         1.38%    .%      %4.78      .%

Nordic                $          $3,427     %      4.19%     %        6.38%

Southeast Asia        $          $          %       .%       %         .%

United Kingdom        $          $124       %      2.34%     %        3.15%

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Company, Inc., whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

Underlined disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY DIVERSIFIED INTERNATIONAL FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AGREEMENT AMENDED and RESTATED as of)) [Amended] this [1st] ___ day of [October 1992] _____ 1997, by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Diversified International Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated December 24, 1991, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on the later of ((October 1, 1997)) or the first day of the month following approval.
  1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [b]Basic [f]Fee and a [p]Performance [a]Adjustment [to the basic fee based upon the investment performance of the Portfolio in relation to the]. ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the)) Morgan Stanley Capital International Europe, Australia, and Far East Index (the "Index"). ((The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.)) The [b]Basic [f]Fee and the [p]Performance [a]Adjustment will be computed as follows:
 (a) Basic Fee Rate [.]: The annual [b]((B))asic [f]((F))ee [r]((R))ate shall be the sum of the [g]((G))roup [f]((F))ee [r]((R))ate and the [i]((I))ndividual [f]((F))und [f]((F))ee [r]((R))ate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter] ((fund's Declaration of Trust or)) [each] ((other)) [investment] ((organizational)) [company] ((document))) determined as of the close of business on each business day throughout the month. The Group [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0          -     $ 3 billion   .5200%

3          -     6             .4900

6          -     9             .4600

9          -     12            .4300

12         -     15            .4000

15         -     18            .3850

18         -     21            .3700

21         -     24            .3600

24         -     30            .3500

30         -     36            .3450

36         -     42            .3400

42         -     48            .3350

48         -     66            .3250

66         -     84            .3200

84         -     102           .3150

102        -     138           .3100

138        -     174           .3050

   [Over         174]          [.3000]

((174      -     210           .3000

210        -     246           .2950

246        -     282           .2900

282        -     318           .2850

318        -     354           .2800

354        -     390           .2750

390        -     426           .2700

426        -     462           .2650

462        -     498           .2600

498        -     534           .2550

Over       -     534           .2500))

  (ii) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
 .45%.
 (b) ((Basic Fee.)) One-twelfth of the [annual fee rate] ((Basic Fee Rate ))shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document)) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the [b]((B))asic [f]((F))ee. [The basic fee will be subject to upward or downward on the basis of the Portfolio's investment performance as follows:]
 [(c) The Performance Adjustment: An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the Index.]
 (c) Performance Adjustment Rate: The [p]((P))erformance [a]((A))djustment [r]((R))ate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point)] (((the performance of the Portfolio and the Index each being calculated to the nearest percentage point))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full month [of operation] following the Portfolio's commencement of operations. During the first eleven months of the [operation of the contract] ((performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies] ((securities)) [whose] ((included)) [stocks comprise] ((in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The computation of the performance adjustment will not be cumulative. A positive fee rate will apply even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
 (d) ((Performance Adjustment.)) One-twelfth of the annual [p]Performance [a]((A))djustment [r]((R))ate [shall] ((will)) be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund adjusted as provided in paragraph (e) below, if applicable] ((or other organizational document))) determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
 (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F))ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this [p] ((P))erformance [a] ((A))djustment to the [b]((B))asic [f]((F))ee will be computed on the basis of and applied to net assets averaged over the 36 month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having ((Advisory and Service or)) Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1993] 1998 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 2
MANAGEMENT CONTRACT
between
 FIDELITY INVESTMENT TRUST:
FIDELITY INTERNATIONAL VALUE FUND
and
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [AGREEMENT] ((AGREEMENT AMENDED and RESTATED as of ))[made] this[16] __ day [September 1994] of ____ 1997, by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity International Value Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated September 16, 1994, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on October 1, 1997 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Morgan Stanley Capital International Europe, Australia, and Far East Index (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
 (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0            -   $ 3 billion   .5200%

3            -   6             .4900

6            -   9             .4600

9            -   12            .4300

12           -   15            .4000

15           -   18            .3850

18           -   21            .3700

21           -   24            .3600

24           -   30            .3500

30           -   36            .3450

36           -   42            .3400

42           -   48            .3350

48           -   66            .3250

66           -   84            .3200

84           -   102           .3150

102          -   138           .3100

138          -   174           .3050

174          -   210           .3000

210          -   246           .2950

246          -   282           .2900

282          -   318           .2850

318          -   354           .2800

354          -   390           .2750

[Over 390]   -                 [.270]

((390        -   426           .2700

426          -   462           .2650

462          -   498           .2600

498          -   534           .2550

Over         -   534           .2500))

  (ii) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
 .45%.
 (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.
 (c) Performance Adjustment Rate: The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest percentage point that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.
 (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security(( or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1995] 1998 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.


                                                           [SIGNATURE LINES
OMITTED]

EXHIBIT 3

Underlined disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
((FIDELITY INVESTMENT TRUST:))
FIDELITY EUROPE CAPITAL APPRECIATION FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AGREEMENT AMENDED and RESTATED as of)) [AGREEMENT made] this [18th] ___ day of [November 1993] _____ ((1997,)) by ((and between)) Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Europe Capital Appreciation Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated November 18, 1993, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on the later of October 1, 1997 or the first day of the month following approval.))
  1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [b]((B))asic [f]((F))ee and a [p]((P))erformance [a]((A))djustment. [to the basic fee based upon the investment performance of the Portfolio in relation to the]. ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the)) Morgan Stanley Capital International Europe Index (the "Index"). ((The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.)) The [b]((B))asic [f]((F))ee and the [p]((P))erformance [a]((A))djustment will be computed as follows:
 (a) Basic Fee Rate [.]((:)) The annual [b]((B))asic [f]((F))ee [r]((R))ate shall be the sum of the [g]((G))roup [f]((F))ee [r]((R))ate and the [i]((I))ndividual [f]((F))und [f]((F))ee [r]((R))ate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter] ((fund's Declaration)) of ((Trust or)) [each] ((other)) [investment] ((organizational)) [company] ((document))) determined as of the close of business on each business day throughout the month. The Group [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0            -   $ 3 billion   .5200%

3            -   6             .4900

6            -   9             .4600

9            -   12            .4300

12           -   15            .4000

15           -   18            .3850

18           -   21            .3700

21           -   24            .3600

24           -   30            .3500

30           -   36            .3450

36           -   42            .3400

42           -   48            .3350

48           -   66            .3250

66           -   84            .3200

84           -   102           .3150

102          -   138           .3100

138          -   174           .3050

174          -   228           .3000

228          -   282           .2950

282          -   336           .2900

[Over 336]   -                 [.2850]

((282        -   318           .2850

318          -   354           .2800

354          -   390           .2750

390          -   426           .2700

426          -   462           .2650

462          -   498           .2600

498          -   534           .2550

Over         -   534           .2500))

  (ii) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
 .45%.
 (b) ((Basic Fee.))  One-twelfth of the [annual fee rate] ((Basic Fee
Rate)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the [b]Basic [f]Fee. [The basic fee will be subject to upward or downward on the basis of the Portfolio's investment performance as follows:]
 [(c) The Performance Adjustment. An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the index.]
 (((c) Performance Adjustment Rate:)) The [p]Performance [a]((A))djustment [r]((R))ate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point)] (((the performance of the Portfolio and the Index each being calculated to the nearest percentage point))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full month [of operation] following the Portfolio's commencement of operations. During the first eleven months of the [operation of the Portfolio] ((performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies] ((securities)) [whose] ((included)) [stocks comprise] ((in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The computation of the performance adjustment will not be cumulative. A positive fee rate will apply even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
 (d) ((Performance Adjustment.)) One-twelfth of the annual [p]((P))erformance [a]((A))djustment [r]((R))ate [shall] ((will)) be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund adjusted as provided in paragraph (e) below, if applicable] ((or other organizational document))) determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
 (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F))ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this [p] ((P))erformance [a] ((A))djustment to the [b]((B))asic [f]((F))ee will be computed on the basis of and applied to net assets averaged over the 36 month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security (( or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1994] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or ((other organizational document)) are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 4

Underlined disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
((FIDELITY INVESTMENT TRUST:))
FIDELITY JAPAN FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AGREEMENT AMENDED and RESTATED as of)))) [AGREEMENT made] this [16th] ___ day of [July, 1992] _____ ((1997,)) by ((and between)) Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Japan Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated July 16, 1992, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on the later of October 1, 1997 or the first day of the month following approval.))
  1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [b]((B))asic [f]((F))ee and a [p]((P))erformance [a]((A))djustment [to the basic fee based upon the investment performance of the Portfolio in relation to the]. ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Tokyo [Price] Stock Exchange)) Index (the "Index"). ((The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.)) The [b]((B))asic [f]((F))ee and the [p]((P))erformance [a]((A))djustment will be computed as follows:
 (a) Basic Fee Rate [.]((:)) The annual [b]((B))asic [f]((F))ee [r]((R))ate shall be the sum of the [g]((G))roup [f]((F))ee [r]((R))ate and the [i]((I))ndividual [f]((F))und [f]((F))ee [r]((R))ate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter] ((fund's Declaration)) of ((Trust or)) [each] ((other)) [investment] ((organizational)) [company] ((document))) determined as of the close of business on each business day throughout the month. The Group [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0          -     $ 3 billion   .5200%

3          -     6             .4900

6          -     9             .4600

9          -     12            .4300

12         -     15            .4000

15         -     18            .3850

18         -     21            .3700

21         -     24            .3600

24         -     30            .3500

30         -     36            .3450

36         -     42            .3400

42         -     48            .3350

48         -     66            .3250

66         -     84            .3200

84         -     102           .3150

102        -     138           .3100

138        -     174           .3050

   [Over         174]          [.3000]

((174      -     210           .3000

210        -     246           .2950

246        -     282           .2900

282        -     318           .2850

318        -     354           .2800

354        -     390           .2750

390        -     426           .2700

426        -     462           .2650

462        -     498           .2600

498        -     534           .2550

Over       -     534           .2500))

  (ii) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
 .45%.
 (b) ((Basic Fee.))  One-twelfth of the [annual fee rate] ((Basic Fee
Rate)) shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the [b]((B))asic [f]((F))ee. [The basic fee will be subject to upward or downward on the basis of the Portfolio's investment performance as follows:]
 [(c) The Performance Adjustment: An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the Index.]
 (c) Performance Adjustment Rate: The [p]((P))erformance [a]((A))djustment [r]((R))ate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point)] (((the performance of the Portfolio and the Index each being calculated to the nearest percentage point))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full month [of operation] following the Portfolio's commencement of operations. During the first eleven months of the [operation of the contract] ((performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies] ((securities)) [whose] ((included ))[stocks comprise] ((in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The computation of the performance adjustment will not be cumulative. A positive fee rate will apply even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
 (d) ((Performance Adjustment.)) One-twelfth of the annual [p]Performance [a]((A))djustment [r]((R))ate [shall] ((will)) be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund adjusted as provided in paragraph (e) below, if applicable] ((or other organizational document))) determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
 (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F))ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this [p] ((P))erformance [a] ((A))djustment to the [b]((B))asic [f]((F))ee will be computed on the basis of and applied to net assets averaged over the 36 month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1993] ((1998 ))and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 5

Underlined disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
((FIDELITY INVESTMENT TRUST:))
FIDELITY SOUTHEAST ASIA FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AGREEMENT AMENDED and RESTATED as of)) [AGREEMENT made] this [18th] ___ day of [March, 1993] _____ ((1997,)) by ((and between)) Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Southeast Asia Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated March 18, 1993, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on the later of October 1, 1997 or the first day of the month following approval.))
  1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [b]((B))asic [f]((F))ee and a [p]((P))erformance [a]((A))djustment [to the basic fee based upon the investment performance of the Portfolio in relation to the]. ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the)) Morgan Stanley Capital International Combined Far East [Free ex Japan] ((ex-Japan Free)) Index (the "Index"). ((The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.)) The [b]((B))asic [f]((F))ee and the [p]((P))erformance [a]((A))djustment will be computed as follows:
 (a) Basic Fee Rate [.]((:)) The annual [b]((B))asic [f]((F))ee [r]((R))ate shall be the sum of the [g]((G))roup [f]((F))ee [r]((R))ate and the [i]((I))ndividual [f]((F))und [f]((F))ee [r]((R))ate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter] ((fund's Declaration ))of(( Trust or ))[each] ((other ))[investment](( organizational ))[company] ((document))) determined as of the close of business on each business day throughout the month. The Group [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0          -     $ 3 billion   .5200%

3          -     6             .4900

6          -     9             .4600

9          -     12            .4300

12         -     15            .4000

15         -     18            .3850

18         -     21            .3700

21         -     24            .3600

24         -     30            .3500

30         -     36            .3450

36         -     42            .3400

42         -     48            .3350

48         -     66            .3250

66         -     84            .3200

84         -     102           .3150

102        -     138           .3100

138        -     174           .3050

   [Over         174]          [.3000]

((174      -     210           .3000

210        -     246           .2950

246        -     282           .2900

282        -     318           .2850

318        -     354           .2800

354        -     390           .2750

390        -     426           .2700

426        -     462           .2650

462        -     498           .2600

498        -     534           .2550

Over       -     534           .2500))

  (ii) Individual Fund Fee Rate.  The Individual Fund Fee Rate shall be
 .45%.
 (b) ((Basic Fee.)) One-twelfth of the [annual fee rate] ((Basic Fee Rate ))shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the [b]((B))asic [f]((F))ee. [The basic fee will be subject to upward or downward on the basis of the Portfolio's investment performance as follows:]
 [(c) The Performance Adjustment: An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the Index.]
 (((c) Performance Adjustment Rate:)) The [p]((P))erformance [a]((A))djustment [r]((R))ate is 0.02% for each percentage point [rounded to the nearer point (the higher point if exactly one-half point)] (((the performance of the Portfolio and the Index each being calculated to the nearest percentage point))) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full month [of operation] following the Portfolio's commencement of operations. During the first eleven months of the [operation of the contract](( performance period for the Portfolio, )) there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies](( securities ))[whose](( included ))[stocks comprise](( in ))the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The computation of the performance adjustment will not be cumulative. A positive fee rate will apply even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
 (d) ((Performance Adjustment.)) One-twelfth of the annual [p]((P))erformance [a]((A))djustment [r]((R))ate [shall] ((will)) be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund adjusted as provided in paragraph (e) below, if applicable] ((or other organizational document))) determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
 (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F))ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this [p] ((P))erformance [a] ((A))djustment to the [b] ((B))asic [f]((F))ee will be computed on the basis of and applied to net assets averaged over the 36 month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security (( or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1993] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 6

Underlined disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
((FIDELITY INVESTMENT TRUST:))
FIDELITY LATIN AMERICA FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AGREEMENT AMENDED and RESTATED as of)) [AGREEMENT made] this [18th] ___ day of [March, 1993] _____ ((1997,)) by ((and between)) Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Southeast Asia Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated March 18, 1993, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on the later of October 1, 1997 or the first day of the month following approval.))
  1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, [which shall be computed as follows:] composed of a Group Fee and an Individual Fund Fee.
 [The fee rate shall be composed of two elements.]
  [(i)] (((a))) Group Fee Rate. The Group [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter] ((fund's Declaration)) of ((Trust or ))[each] ((other)) [investment] ((organizational)) [company] ((document)) determined as of the close of business on each business day throughout the month. The Group [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0          -     $ 3 billion   .5200%

3          -     6             .4900

6          -     9             .4600

9          -     12            .4300

12         -     15            .4000

15         -     18            .3850

18         -     21            .3700

21         -     24            .3600

24         -     30            .3500

30         -     36            .3450

36         -     42            .3400

42         -     48            .3350

48         -     66            .3250

66         -     84            .3200

84         -     102           .3150

102        -     138           .3100

138        -     174           .3050

   [Over         174]          [.3000]

((174      -     210           .3000

210        -     246           .2950

246        -     282           .2900

282        -     318           .2850

318        -     354           .2800

354        -     390           .2750

390        -     426           .2700

426        -     462           .2650

462        -     498           .2600

498        -     534           .2550

Over       -     534           .2500))

  [(ii)] (b) Individual Fund Fee Rate. The [i] ((I))ndividual [f] ((F))und [f] ((F))ee [r] ((R))ate shall be .45%.
 The sum of the Group [f] ((F))ee [r] ((R))ate, calculated as described above to the nearest millionth, and the Individual Fund [f] ((F))ee [r] ((R))ate shall constitute the [a] ((A))nnual ((Management)) [f] ((F))ee [r] ((R))ate. One-twelfth of the [a] ((A))nnual ((Management)) [f] ((F))ee [r] ((R))ate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust [of the Fund)] ((or other organizational document)) determined as of the close of business on each business day throughout the month.
 (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F))ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this [p] ((P))erformance [a] ((A))djustment to the [b]((B))asic [f]((F))ee will be computed on the basis of and applied to net assets averaged over the 36 month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security (( or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1993] 1998 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]

EXHIBIT 7

((Underlined)) disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY INVESTMENT TRUST:
FIDELITY FRANCE FUND
FIDELITY GERMANY FUND
FIDELITY HONG KONG AND CHINA FUND
FIDELITY JAPAN SMALL COMPANIES FUND
FIDELITY NORDIC FUND
FIDELITY UNITED KINGDOM FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AGREEMENT AMENDED and RESTATED as of)) [AGREEMENT] [made   ]     this
___ day of [November 1995] _____ ((1997,)) by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity France Fund, Fidelity Germany Fund, Fidelity Hong Kong and China Fund, Fidelity Japan Small Companies Fund, Fidelity Nordic Fund and Fidelity United Kingdom Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety(( below.))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated November 1, 1995, to a modification of said Contract in the manner set below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on October 1, 1997 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.
 (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0        -     $ 3 billion   .5200%

3        -     6             .4900

6        -     9             .4600

9        -     12            .4300

12       -     15            .4000

15       -     18            .3850

18       -     21            .3700

21       -     24            .3600

24       -     30            .3500

30       -     36            .3450

36       -     42            .3400

42       -     48            .3350

48       -     66            .3250

66       -     84            .3200

84       -     102           .3150

102      -     138           .3100

138      -     174           .3050

174      -     210           .3000

210      -     246           .2950

246      -     282           .2900

282      -     318           .2850

318      -     354           .2800

354      -     390           .2750

[Over]   -     390           [.2700]

((390    -     426           .2700

426      -     462           .2650

462      -     498           .2600

498      -     534           .2550

Over           534           .2500))

 (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .45%. The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
 (c) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

 4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1997] 1998 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 8
Underlined disclosure will be added; [bracketed] disclosure will be deleted.
((FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY INVESTMENTS JAPAN LIMITED
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY INVESTMENT TRUST ON BEHALF OF
FIDELITY DIVERSIFIED INTERNATIONAL FUND
 AGREEMENT made this ___ day of ____,. 1997, by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); Fidelity Investments Japan Limited, a Japanese company with principal offices at Shiroyama JT Mori Building, 19th Floor, 3-1 Toranomon 4-chome, Minato-ku, Tokyo 105, Japan (hereinafter called the "Sub-Advisor"); and Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Diversified International Fund (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor have entered into a Management Contract on behalf of the Portfolio, pursuant to which the Advisor is to act as investment manager of the Portfolio; and
 WHEREAS the Sub-Advisor has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
 (a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
 (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the"1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
 (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.

 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 (a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to: (i) 30% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment advice divided by the net assets of the Portfolio for that month. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
 (b) INVESTMENT MANAGEMENT FEE:  For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
 (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 6. Interested Persons: It is understood that Trustees, officers, and shareholders of the Trust are or may be or become interested in the Advisor or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the Trust as a shareholder or otherwise.

 7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9.  Duration and Termination of Agreement; Amendments:
 (a) Subject to prior termination as provided in subparagraph (d) of this paragraph 9, this Agreement shall continue in force until July 31, 1998 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
 (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
 (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
 (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trust and agrees that any obligations of the Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, all as of the date written above.))


                       [SIGNATURE LINES OMITTED]

EXHIBIT  9
Underlined disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
((DISTRIBUTION AND SERVICE PLAN
of Fidelity Investment Trust:
Fidelity Diversified International Fund
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of Fidelity Diversified International Fund (the "Portfolio"), a series of shares of Fidelity Investment Trust (the "Fund").
 2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the "Adviser" may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.
 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.
 4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 1998 and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.
 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.
 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.))

EXHIBIT  10
Underlined disclosure will be added; [bracketed] disclosure will be deleted.
FORM OF
((DISTRIBUTION AND SERVICE PLAN
of Fidelity Investment Trust:
Fidelity International Value Fund
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of Fidelity International Value Fund (the "Portfolio"), a series of shares of Fidelity Investment Trust (the "Fund").
 2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is recognized that the "Adviser" may use its management fee revenues as well as past profits or its resources from any other source, to make payment to the Distributor with respect to any expenses incurred in connection with the distribution of Portfolio shares, including the activities referred to above.
 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.
 4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until April 30, 1998 and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.
 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.
 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.))
   EXHIBIT 11
[Table to be updated in subsequent filing].
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                                           FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                                   YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                                    (MILLIONS)(B)   TO AVERAGE
                                                                                    NET ASSETS
                                                                                    PAID
                                                                                    TO FMR (C)

   GROWTH

   Magellan ((pound))                                 3/31/96       $ 50,517.5                       0.73%

   Large Cap Stock ((pound))                          4/30/96**      63.9                            0.62(dagger)

   Mid Cap Stock ((pound))                            4/30/96        1,045.4                         0.68

   Small Cap Stock ((pound))                          4/30/96        497.9                           0.58

   Fidelity Fifty ((pound))                           6/30/96        161.3                           0.62

   Advisor Focus Funds:

    Consumer: ((pound))

     Class A                                          7/31/97**      0.5                             0.60(dagger)

     Class T                                          7/31/97**      2.2                             0.60(dagger)

     Institutional Class                              7/31/97**      1.0                             0.60(dagger)

    Cyclical: ((pound))

     Class A                                          7/31/97**      0.2                             0.60(dagger)

     Class T                                          7/31/97**      0.5                             0.60(dagger)

     Institutional Class                              7/31/97**      5.1                             0.60(dagger)

    Financial Services: ((pound))

     Class A                                          7/31/97**      1.2                             0.60(dagger)

     Class T                                          7/31/97**      7.7                             0.60(dagger)

     Institutional Class                              7/31/97**      0.9                             0.60(dagger)

    Health Care: ((pound))

     Class A                                          7/31/97**      1.6                             0.60(dagger)

     Class T                                          7/31/97**      9.1                             0.60(dagger)

      Institutional Class                             7/31/97**      0.9                             0.60(dagger)

    Technology: ((pound))

     Class A                                          7/31/97**      1.8                             0.60(dagger)

     Class T                                          7/31/97**      9.7                             0.60(dagger)

     Institutional Class                              7/31/97**      1.1                             0.60(dagger)

    Utilities Growth: ((pound))

     Class A                                          7/31/97**      0.3                             0.60(dagger)

     Class T                                          7/31/97**      1.6                             0.60(dagger)

     Institutional Class                              7/31/97**      1.5                             0.60(dagger)

   Blue Chip Growth ((pound))                         7/31/96        7,778.6                         0.67

   Low-Priced Stock ((pound))                         7/31/96        3,539.3                         0.77

   OTC Portfolio ((pound))                            7/31/96        2,450.5                         0.53

   Export and Multinational Fund ((pound))            8/31/96        345.0                           0.61

   Advisor Korea Fund, Inc. ((oval))                 9/30/96        53.7                            1.00

   Destiny I ((pound))                                9/30/96        4,319.1                         0.62

   Destiny II ((pound))                               9/30/96       $ 2,293.1                        0.73%

   Advisor Emerging Asia Fund, Inc. ((oval))         10/31/96       131.8                           1.02

   Advisor Natural Resources ((pound))

    Class A                                           10/31/96**     0.9                             0.72

    Class T                                           10/31/96       441.6                           0.72

    Class B                                           10/31/96       16.6                            0.72

    Institutional Class                               10/31/96       6.2                             0.72

   Advisor Growth

   Opportunities: ((pound))

    Class A                                           10/31/96**     4.2                             0.61

    Class T                                           10/31/96       12,224.7                        0.61

    Institutional Class                               10/31/96       193.0                           0.61

   Advisor Overseas: ((sigma))

    Class A                                           10/31/96**     0.3                             0.68

    Class T                                           10/31/96       913.4                           0.68

    Class B                                           10/31/96       12.0                            0.68

    Institutional Class                               10/31/96       6.6                             0.68

   Canada ((sigma))                                   10/31/96       145.6                           0.45

   Capital Appreciation ((pound))                     10/31/96       1,656.1                         0.54

   Disciplined Equity ((pound))                       10/31/96       2,168.3                         0.54

   Diversified International ((sigma))                10/31/96       478.6                           0.85

   Emerging Markets ((sigma))                         10/31/96       1,329.4                         0.76

   Europe ((sigma))                                   10/31/96       558.5                           0.84

   Europe Capital
                                    10/31/96       167.9                           0.80
   Appreciation ((sigma))

   France ((sigma))                                   10/31/96**     5.5                             0.75(dagger)

   Germany ((sigma))                                  10/31/96**     5.5                             0.75(dagger)

   Hong Kong and China ((rex-all))                      10/31/96**     58.8                            0.75(dagger)

   International Value ((rex-all))                      10/31/96       217.4                           0.79

   Japan ((rex-all))                                    10/31/96       374.5                           0.68

   Japan Small Companies ((rex-all))                    10/31/96**     105.3                           0.75(dagger)

   Latin America ((sigma))                            10/31/96       605.9                           0.76

   Nordic ((sigma))                                   10/31/96**     9.6                             0.75(dagger)

   Overseas ((sigma))                                 10/31/96       2,773.5                         0.76

   Pacific Basin ((rex-all))                            10/31/96       605.8                           0.75

   Southeast Asia ((rex-all))                           10/31/96       848.8                           0.65

   Stock Selector ((pound))                           10/31/96       1,447.9                         0.58

   United Kingdom ((sigma))                           10/31/96**     2.1                             0.75(dagger)

   Value ((pound))                                    10/31/96       6,357.2                         0.65

   Worldwide ((sigma))                                10/31/96       762.4                           0.76

   Advisor Equity Growth: ((pound))

    Class A                                           11/30/96**    $ 2.0                            0.61%

    Class T                                           11/30/96       2,784.5                         0.61

    Class B ((hollow diamond))                        11/30/97**     4.6                             0.61

    Institutional Class                               11/30/96       1,022.8                         0.61

   Advisor Large Cap: ((pound))

    Class A                                           11/30/96**     0.3                             0.60(dagger)

    Class T                                           11/30/96**     12.6                            0.60(dagger)

    Class B                                           11/30/96**     3.7                             0.60(dagger)

    Institutional Class                               11/30/96**     4.9                             0.60(dagger)

   Advisor Mid Cap: ((pound))

    Class A                                           11/30/96**     0.7                             0.60(dagger)

    Class T                                           11/30/96**     116.9                           0.60(dagger)

    Class B                                           11/30/96**     17.5                            0.60(dagger)

    Institutional Class                               11/30/96**     2.5                             0.60(dagger)

   Advisor TechnoQuant

   Growth: ((pound))

     Class A                                          11/30/97**     2.3                             0.60(dagger)

     Class T                                          11/30/97**     4.6                             0.60(dagger)

     Class B                                          11/30/97**     2.0                             0.60(dagger)

     Institutional Class                              11/30/97**     0.9                             0.60(dagger)

   Emerging Growth ((pound))                          11/30/96       1,608.1                         0.77

   Growth Company ((pound))                           11/30/96       7,918.8                         0.62

   New Millennium ((pound))                           11/30/96       960.0                           0.73

   Retirement Growth ((pound))                        11/30/96       4,142.2                         0.50

   Advisor Strategic

   Opportunities: ((pound))

    Class A                                           12/31/96**     0.4                             0.48

    Class T                                           12/31/96       603.6                           0.48

    Class B                                           12/31/96       99.5                            0.48

    Institutional Class                               12/31/96       32.0                            0.48

    Initial Class                                     12/31/96       21.7                            0.48

   Congress Street                                    12/31/96       86.2                            0.45

   Contrafund ((pound))                               12/31/96       19,417.4                        0.57

   Exchange                                           12/31/96       246.2                           0.54

   Trend ((pound))                                    12/31/96       1,293.3                         0.42

   Variable Insurance Products:

    Growth ((pound))                                  12/31/96       5,245.2                         0.61

    Overseas Portfolio ((sigma))                      12/31/96       1,544.2                         0.76

   Variable Insurance Products II:

    Contrafund ((pound))                              12/31/96      $ 1,576.1                        0.61%

   Variable Insurance Products III:

    Growth Opportunities ((pound))                    12/31/96       277.4                           0.61

    Overseas Fund ((sigma))                           12/31/96       33.3                            0.70*

   Select Portfolios:

    Air Transportation ((pound))                      2/28/97        89.4                            0.60

    American Gold                                     2/28/97        414.0                           0.60

    Automotive ((pound))                              2/28/97        120.2                           0.60

    Biotechnology ((pound))                           2/28/97        715.3                           0.60

    Brokerage and Investment

     Management ((pound))                             2/28/97        72.5                            0.62

    Chemicals ((pound))                               2/28/97        123.5                           0.60

    Computers ((pound))                               2/28/97        546.6                           0.61

    Construction and
                                 2/28/97        68.0                            0.60
    Housing ((pound))

    Consumer Industries ((pound))                     2/28/97        25.6                            0.60

    Defense and Aerospace ((pound))                   2/28/97        44.1                            0.61

    Developing
                                       2/28/97        307.6                           0.60
    Communications ((pound))

    Electronics ((pound))                             2/28/97        1,297.2                         0.61

    Energy ((pound))                                  2/28/97        176.4                           0.60

    Energy Service ((pound))                          2/28/97        461.6                           0.60

    Environmental
                                    2/28/97        41.6                            0.61
    Services ((pound))

    Financial Services ((pound))                      2/28/97        273.8                           0.61

    Food and Agriculture ((pound))                    2/28/97        278.8                           0.60

    Health Care ((pound))                             2/28/97        1,266.7                         0.60

    Home Finance ((pound))                            2/28/97        691.6                           0.61

    Industrial Equipment ((pound))                    2/28/97        92.5                            0.61

    Industrial Materials ((pound))                    2/28/97        97.9                            0.60

    Insurance ((pound))                               2/28/97        33.8                            0.61

    Leisure ((pound))                                 2/28/97        106.5                           0.60

    Medical Delivery ((pound))                        2/28/97        216.3                           0.60

    Multimedia ((pound))                              2/28/97        85.1                            0.60

    Natural Gas ((pound))                             2/28/97        113.0                           0.60

    Paper and Forest
                                 2/28/97        32.3                            0.60
    Products ((pound))

    Precious Metals and
                              2/28/97        332.0                           0.60
    Minerals ((pound))

   Select Portfolios (continued):

    Regional Banks ((pound))                          2/28/97       $ 416.8                          0.61%

    Retailing ((pound))                               2/28/97        221.9                           0.60

    Software and Computer
                           2/28/97        421.4                           0.60
    Services ((pound))

    Technology ((pound))                              2/28/97        463.1                           0.60

    Telecommunications ((pound))                      2/28/97        476.9                           0.60

    Transportation ((pound))                          2/28/97        12.6                            0.41*

    Utilities Growth ((pound))                        2/28/97        238.2                           0.60




   (a) All fund data are as of the fiscal year end noted in the chart or as of February 28, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
(rex-all)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
((oval)) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY DIVERSIFIED INTERNATIONAL FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Diversified International Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   315910802/325

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      Fidelity Diversified International Fund, Fidelity
      Europe Capital Appreciation Fund, Fidelity Japan
      Fund, Fidelity Latin America Fund and Fidelity
      Southeast Asia Fund permitting these funds to invest
      all of their assets in another open-end investment
      company with substantially the same investment
      objective and policies.

7.    To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      Fidelity Diversified International Fund.

14.   To approve a new Sub-Advisory Agreement with                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      Fidelity Investments Japan Ltd. for Fidelity
      Diversified International Fund.

15.   To approve Distribution and Service Plans pursuant to           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      Rule 12b-1 for Fidelity Diversified International Fund
      and Fidelity International Value Fund.

16.   To amend Fidelity Diversified International Fund's,             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   16.
      Fidelity Europe Capital Appreciation Fund's, Fidelity
      International Value Fund's, Fidelity Japan Fund's,
      Fidelity Latin America Fund's and Fidelity  Southeast
      Asia Fund's fundamental investment limitation
      concerning diversification to exclude securities of
      other investment companies from the limitation.




DIF-PXC-0797    cusip # 315910802/fund# 325
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY EUROPE CAPITAL APPRECIATION FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Europe Capital Appreciation Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    315910828/341

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      Fidelity Diversified International Fund, Fidelity
      Europe Capital Appreciation Fund, Fidelity Japan
      Fund, Fidelity Latin America Fund and Fidelity
      Southeast Asia Fund permitting these funds to invest
      all of their assets in another open-end investment
      company with substantially the same investment
      objective and policies.

9.    To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      Fidelity Europe Capital Appreciation Fund.

16.   To amend Fidelity Diversified International Fund's,             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   16.
      Fidelity Europe Capital Appreciation Fund's, Fidelity
      International Value Fund's, Fidelity Japan Fund's,
      Fidelity Latin America Fund's and Fidelity  Southeast
      Asia Fund's fundamental investment limitation
      concerning diversification to exclude securities of
      other investment companies from the limitation.




ECA-PXC-0797    cusip # 315910828/fund# 341
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY FRANCE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity France Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   315910794/345

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

13.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      Fidelity France Fund, Fidelity Germany Fund,
      Fidelity Hong Kong and China Fund, Fidelity Japan
      Small Companies Fund, Fidelity Nordic Fund and
      Fidelity United Kingdom Fund.




FRA-PXC-0797    cusip # 315910794/fund# 345
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY GERMANY FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Germany Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    315910786/346

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

13.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      Fidelity France Fund, Fidelity Germany Fund,
      Fidelity Hong Kong and China Fund, Fidelity Japan
      Small Companies Fund, Fidelity Nordic Fund and
      Fidelity United Kingdom Fund.




GER-PXC-0797    cusip # 315910786/fund# 346
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY HONG KONG AND CHINA FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Hong Kong and China Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    315910778/352

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

13.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      Fidelity France Fund, Fidelity Germany Fund,
      Fidelity Hong Kong and China Fund, Fidelity Japan
      Small Companies Fund, Fidelity Nordic Fund and
      Fidelity United Kingdom Fund.




HKC-PXC-0797    cusip # 315910778/fund# 352
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY INTERNATIONAL VALUE FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity International Value Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   315910810/335

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

8.    To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      Fidelity International Value Fund.

15.   To approve a Distribution and Service Plan pursuant to          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      Rule 12b-1 for Fidelity Diversified International Fund
      and Fidelity International Value Fund.

16.   To amend Fidelity Diversified International Fund's,             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   16.
      Fidelity Europe Capital Appreciation Fund's, Fidelity
      International Value Fund's, Fidelity Japan Fund's,
      Fidelity Latin America Fund's and Fidelity  Southeast
      Asia Fund's fundamental investment limitation
      concerning diversification to exclude securities of
      other investment companies from the limitation.




IVF-PXC-0797    cusip # 315910810/fund# 335
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY JAPAN FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Japan Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    315910885/350

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      Fidelity Diversified International Fund, Fidelity
      Europe Capital Appreciation Fund, Fidelity Japan
      Fund, Fidelity Latin America Fund and Fidelity
      Southeast Asia Fund permitting these funds to invest
      all of their assets in another open-end investment
      company with substantially the same investment
      objective and policies.

10.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      Fidelity Japan Fund.

16.   To amend Fidelity Diversified International Fund's,             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   16.
      Fidelity Europe Capital Appreciation Fund's, Fidelity
      International Value Fund's, Fidelity Japan Fund's,
      Fidelity Latin America Fund's and Fidelity  Southeast
      Asia Fund's fundamental investment limitation
      concerning diversification to exclude securities of
      other investment companies from the limitation.




JPN-PXC-0797    cusip # 315910885/fund# 350
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY JAPAN SMALL COMPANIES FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Japan Small Companies Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   315910760/360

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

13.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      Fidelity France Fund, Fidelity Germany Fund,
      Fidelity Hong Kong and China Fund, Fidelity Japan
      Small Companies Fund, Fidelity Nordic Fund and
      Fidelity United Kingdom Fund.




JSC-PXC-0797    cusip # 315910760/fund# 360
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY LATIN AMERICA FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Latin America Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    315910844/349

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]              1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      Fidelity Diversified International Fund, Fidelity
      Europe Capital Appreciation Fund, Fidelity Japan
      Fund, Fidelity Latin America Fund and Fidelity
      Southeast Asia Fund permitting these funds to invest
      all of their assets in another open-end investment
      company with substantially the same investment
      objective and policies.

12.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      Fidelity Latin America Fund.

16.   To amend Fidelity Diversified International Fund's,             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   16.
      Fidelity Europe Capital Appreciation Fund's, Fidelity
      International Value Fund's, Fidelity Japan Fund's,
      Fidelity Latin America Fund's and Fidelity  Southeast
      Asia Fund's fundamental investment limitation
      concerning diversification to exclude securities of
      other investment companies from the limitation.




LAF-PXC-0797    cusip # 315910844/fund# 349
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY NORDIC FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Nordic Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   315910752/342

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

13.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      Fidelity France Fund, Fidelity Germany Fund,
      Fidelity Hong Kong and China Fund, Fidelity Japan
      Small Companies Fund, Fidelity Nordic Fund and
      Fidelity United Kingdom Fund.




NOR-PXC-0797    cusip # 315910752/fund# 342
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY SOUTHEAST ASIA FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity Southeast Asia Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    315910851/351

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]              1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      Fidelity Diversified International Fund, Fidelity
      Europe Capital Appreciation Fund, Fidelity Japan
      Fund, Fidelity Latin America Fund and Fidelity
      Southeast Asia Fund permitting these funds to invest
      all of their assets in another open-end investment
      company with substantially the same investment
      objective and policies.

11.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      Fidelity Southeast Asia Fund.

16.   To amend Fidelity Diversified International Fund's,             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   16.
      Fidelity Europe Capital Appreciation Fund's, Fidelity
      International Value Fund's, Fidelity Japan Fund's,
      Fidelity Latin America Fund's and Fidelity  Southeast
      Asia Fund's fundamental investment limitation
      concerning diversification to exclude securities of
      other investment companies from the limitation.




SEA-PXC-0797    cusip # 315910851/fund# 351
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY UNITED KINGDOM FUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust: Fidelity United Kingdom Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   315910745/344

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

13.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      Fidelity France Fund, Fidelity Germany Fund,
      Fidelity Hong Kong and China Fund, Fidelity Japan
      Small Companies Fund, Fidelity Nordic Fund and
      Fidelity United Kingdom Fund.




UTY-PXC-0797    cusip # 315910745/fund# 344

Vote this proxy card TODAY!  Your prompt response will
save your funds the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY INVESTMENT TRUST: FIDELITY DIVERSIFIED INTERNATIONAL FUND, FIDELITY EUROPE CAPITAL APPRECIATION FUND, FIDELITY FRANCE FUND, FIDELITY GERMANY FUND, FIDELITY HONG KONG AND CHINA FUND, FIDELITY INTERNATIONAL VALUE FUND, FIDELITY JAPAN FUND, FIDELITY JAPAN SMALL COMPANIES FUND, FIDELITY LATIN AMERICA FUND, FIDELITY NORDIC FUND, FIDELITY SOUTHEAST ASIA FUND AND FIDELITY UNITED KINGDOM FUND (THE FUNDS)
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Donald J. Kirk, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Investment Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on September 17, 1997 at 9:45 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
325, 341, 345, 346, 352, 335, 350, 360, 349, 342, 351, 344 HH

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as        [  ] FOR all nominees    [  ]            1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis    listed (except as         WITHHOLD
     Burke Davis, Robert M. Gates, Edward C. Johnson       marked to the contrary    authority to
     3d, E. Bradley Jones, Donald J. Kirk, Peter S.        below).                   vote for all
     Lynch, William O. McCoy, Gerald C. McDonough,                                   nominees.
     Marvin L. Mann, and Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P.             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      and Price Waterhouse LLP as independent
      accountants of the trust.

3.    To amend the Declaration of Trust to provide                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      fund with the ability to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for                FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      Fidelity Diversified International Fund, Fidelity
      Europe Capital Appreciation Fund, Fidelity Japan
      Fund, Fidelity Latin America Fund and Fidelity
      Southeast Asia Fund permitting these funds to invest
      all of their assets in another open-end investment
      company with substantially the same investment
      objective and policies.

7.    To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      Fidelity Diversified International Fund.

8.    To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      Fidelity International Value Fund.

9.    To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      Fidelity Europe Capital Appreciation Fund.

10.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      Fidelity Japan Fund.

11.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      Fidelity Southeast Asia Fund.

12.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      Fidelity Latin America Fund.

13.   To approve an amended management contract for                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      Fidelity France Fund, Fidelity Germany Fund,
      Fidelity Hong Kong and China Fund, Fidelity Japan
      Small Companies Fund, Fidelity Nordic Fund and
      Fidelity United Kingdom Fund.

14.   To approve a new Sub-Advisory Agreement with                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   14.
      Fidelity Investments Japan Ltd. for Fidelity
      Diversified International Fund.

15.   To approve a Distribution and Service Plan pursuant to          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      Rule 12b-1 for Fidelity Diversified International Fund
      and Fidelity International Value Fund.

16.   To amend Fidelity Diversified International Fund's,             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   16.
      Fidelity Europe Capital Appreciation Fund's, Fidelity
      International Value Fund's, Fidelity Japan Fund's,
      Fidelity Latin America Fund's and Fidelity  Southeast
      Asia Fund's fundamental investment limitation
      concerning diversification to exclude securities of
      other investment companies from the limitation.


IBD/TIF-PXC-0797                                        cusip #315910802,
315910828, 315910794, 315910786, 315910778, 315910810, 315910885,
315910760, 315910844, 315910752, 315910851, 315910752/fund #325, 341, 345,
346, 352, 335, 350, 360, 349, 342, 351, 344 H